UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-03175

Exact name of registrant as specified in charter:	Prudential Sector Funds, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	11/30/2021

Date of reporting period:	11/30/2021

Item 1 – Reports to Stockholders

PGIM JENNISON FINANCIAL SERVICES FUND

ANNUAL REPORT

NOVEMBER 30, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Financial Services Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2021.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The Federal Reserve (the Fed) slashed interest rates and kept them near zero to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval. Those measures were enough to offset the fear of rising inflation and supply chain challenges that threatened to disrupt growth.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

While investors sought safety in fixed income early in the period, they turned cautious later due to concerns about higher inflation and the Fed reducing its bond-buying programs. During the period, investment-grade bonds in the US and the overall global bond market, along with emerging market debt, posted negative returns. US high yield corporate bonds posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1.5 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Financial Services Fund

January 14, 2022

PGIM Jennison Financial Services Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/21
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	29.37	13.96	10.45	—

(without sales charges)	36.90	15.26	11.08	—

Class C

(with sales charges)	34.83	14.42	10.29	—

(without sales charges)	35.83	14.42	10.29	—

Class R

(without sales charges)	36.47	14.94	N/A	9.49 (02/03/2012)

Class Z

(without sales charges)	37.25	15.61	11.42	—

Class R6

(without sales charges)	37.25	N/A	N/A	10.95 (01/26/2018)

S&P Composite 1500 Financials Index

	38.54	12.87	15.81	—

S&P Composite 1500 Index
	27.95	17.38	15.94	—

Average Annual Total Returns as of 11/30/21 Since Inception (%)
	Class R (02/03/2012)	Class R6 (01/26/2018)
S&P Composite 1500 Financials Index	14.99	8.60
S&P Composite 1500 Index	15.58	15.02

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P Composite 1500 Financials Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (November 30, 2011) and the account values at the end of the current fiscal year (November 30, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Financial Services Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

S&P Composite 1500 Financials Index*—The S&P Composite 1500 Financials Index is an unmanaged index that comprises those companies included in the S&P Composite 1500, an index that combines the S&P 500 Index, the S&P MidCap 400 Index, and the S&P SmallCap 600 Index, that are classified as members of the GICS financials sector.

S&P Composite 1500 Index*—The S&P Composite 1500 Index is an unmanaged index of the stocks of 1,500 US companies, with market capitalizations ranging from small to large. The S&P Composite 1500 Index is a combination of three leading US stock indices: the S&P 500 Index (which measures the performance of US large cap stocks), the S&P MidCap 400 Index (which measures the performance of US mid cap stocks) and the S&P 600 Index (which measures the performance of US small cap stocks) and gives an indication of how the broad US stock market has performed.

* The S&P Composite 1500 Financials Index and the S&P Composite 1500 Index are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

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Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 11/30/21

Ten Largest Holdings	Line of Business	% of Net Assets
JPMorgan Chase & Co.	Diversified Banks	8.2%

Goldman Sachs Group, Inc. (The)	Investment Banking & Brokerage	6.8%

Bank of America Corp.	Diversified Banks	5.8%

Adyen NV (Netherlands), 144A	Data Processing & Outsourced Services	5.4%

KKR & Co., Inc.	Asset Management & Custody Banks	5.3%

Chubb Ltd.	Property & Casualty Insurance	5.0%

Citigroup, Inc.	Diversified Banks	4.6%

PNC Financial Services Group, Inc. (The)	Regional Banks	4.4%

Marsh & McLennan Cos., Inc.	Insurance Brokers	4.3%

Moody’s Corp.	Financial Exchanges & Data	3.9%

Holdings reflect only long-term investments.

PGIM Jennison Financial Services Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Financial Services Fund’s Class Z shares returned 37.25% in the 12-month reporting period that ended November 30, 2021, underperforming the 38.54% return of the S&P Composite 1500 Financials Index (the Index).

What were the market conditions?

•

After the announcement of a COVID-19 vaccine in the US in November of 2020 and emergency regulatory approval a month later, the financials sector produced strong relative and absolute performance. Corporate earnings in the sector recovered throughout the reporting period, although concerns about the rise of the Delta variant in 2021 may have slowed these gains. Tailwinds for the sector during the second half of the period included the vaccine rollout; continued, albeit uneven, economic strength driven by business reopenings; better credit conditions; rising interest rates; and the lingering effects of the second federal stimulus package.

•

Investors faced a complex landscape heading into the end of 2021. While the US economy and employment continued to recover from their pandemic lows, inflation became a concern, with interest rates responding to elevated wages and goods prices that were exacerbated by supply-chain bottlenecks and shortages of critical components. As a result, a growing number of market observers came to expect policy tightening in 2022. While the direct disbursement of fiscal stimulus from the federal government began to wind down, liquidity remained abundant, sustaining high levels of demand and contributing to inflationary pressures. Gross domestic product growth expectations moderated in recognition of these supply constraints.

What worked?

Allocations to the capital markets and consumer finance industries contributed to the Fund’s positive performance relative to the Index during the reporting period.

•

Capital One Financial Corp., a bank holding company specializing in consumer credit, benefited from strong credit card loan and auto loan growth, accelerating purchase volume, and improving consumer credit quality. Management has made strides in transforming the organization into a leading technology firm that does banking, believing that its digital capabilities must be fully integrated into the business as opposed to merely being “bolted on” to a traditional bank. In Jennison’s view, Capital One is ahead of its banking peers in the digital transformation, making internal investments that should yield gains over time.

•

Shares of SLM Corp., more commonly known as Sallie Mae, delivered solid performance during the period. The company facilitates the college planning process by providing tools, resources, and information to help students and families make informed decisions, while improving access and supporting college completion through its scholarship programs and financing options. SLM’s primary business is to originate and service private education loans. The company’s shares are reasonably valued and offer a healthy dividend yield, in Jennison’s view, with a share price supported by company stock buybacks.

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•

KKR & Co. Inc., a US-based, global investment company, manages multiple alternative asset classes, including private equity, energy, infrastructure, real estate, credit, and hedge funds (through its strategic partners). The company has been successful transitioning to a more diversified, faster-growing business. Jennison expects continued double-digit growth in management fees and likes the value that exists on KKR’s balance sheet.

•

Blackstone Inc., an alternative asset management firm, specializes in real estate, private equity, hedge fund solutions, credit, secondary fund of funds, public debt and equity, and multi-asset class strategies. The company’s fundamentals continue to exceed market expectations, bolstered by particularly strong revenue from performance and management fees, as well as fundraising activity. The breadth and stability of Blackstone’s business model continue to be key components of Jennison’s investment thesis.

•

The Goldman Sachs Group, Inc. maintains a strong capital base and leading global positions in investment banking, capital markets, trading, and asset management. With a recovering economy growing at the strongest level in decades, Jennison believes Goldman Sachs has been, and will continue to be, a major beneficiary of corporate restructurings and merger-and-acquisition activity. Trading revenue is likely to benefit as well from continued market volatility.

What didn’t work?

The Fund’s underweight exposure to banks, as well as portfolio positioning in both the insurance and fintech industries, relative to the Index, detracted from relative performance during the reporting period.

•

DLocal Ltd., an online payment service company headquartered in Uruguay, provides payments solutions to its global merchants in emerging markets. The company generates revenue from fees charged to merchants for payment processing of both cross-border and local payment transactions. Jennison initiated a small position during the period, reflecting its belief that the company’s intuitive technology positioned it to capture market share and deliver strong earnings growth with the rapid expansion of e-commerce in emerging markets. DLocal’s stock declined late in the period as a result of negative sentiment toward emerging markets overall, especially stocks with relatively high valuations. Jennison eliminated the position during the reporting period to allocate the capital to other investments.

•

RenaissanceRE Holdings Ltd. provides reinsurance and insurance products in the US and internationally, operating through property, casualty, and specialty segments. Jennison believes the company is at an inflection point of significant potential growth, with opportunities to expand its business beyond its traditional focus on property catastrophe reinsurance into more casualty and specialty lines of reinsurance. The stock remained essentially flat throughout the period due to losses from European floods, US hurricanes, and other weather-related disasters.

PGIM Jennison Financial Services Fund	9

Strategy and Performance Overview (continued)

•

Mastercard Inc.’s stock price remained essentially flat throughout the period and underperformed on a relative basis. While the company holds a strong market position with high barriers to entry, pricing power, and solid operating leverage potential, its stock price suffered from a significant slowdown in highly profitable, cross-border transactions that were curtailed by pandemic-related travel constraints. However, given strong secular tailwinds, such as the growth of e-commerce, Jennison expects Mastercard to regain upward momentum when the economy rebounds.

•

Shares in Bill.com Holdings, Inc. declined slightly after Jennison established a small position early in the fourth quarter of 2021. The company is a leading provider of cloud-based software that simplifies, digitizes, and automates complex back-office financial operations for small and mid-size businesses (SMBs). Its core product, which focuses on accounts payables for small businesses, expedites the payment process, keeps track of expenses, and integrates with customer accounting and banking systems. Bill.com plans to build a “one-stop-shop platform” for SMBs to manage all their financial operations and business-to-business spending, a potentially disruptive trend in its early innings with a large, total addressable market.

Current outlook

•

While the end of the pandemic and return to pre-2020 growth levels are starting to come into view, the time frame for a full recovery remains unknown due to lingering effects on corporate balance sheets, as well as on consumer and business confidence. Many of the longer-term macro-economic concerns that plagued the financials sector (especially low, nominal global interest rates) and other economic- and rate-sensitive areas of the market before the pandemic are still in place. Nevertheless, in Jennison’s opinion, growth should continue to outpace pre-pandemic levels in the short term.

•

Many companies, particularly fintech businesses, that reported strong operating results during the pandemic due to online shopping and work-from-home trends, face challenging year-over-year financial comparisons. While share prices may experience short-term headwinds as a result, Jennison believes the developments of the past 18 months have accelerated trends in consumer and enterprise behavior that were already in place prior to the pandemic, and that higher growth in these areas will persist for some time.

•

Elsewhere in the market, the cyclical companies hit hardest by the shutdowns of 2020 appear poised for continued recovery in operating performance in 2022. However, the rise of COVID-19 variants, supply-chain issues, and labor shortages have resulted in an uneven financial performance recovery for such companies, clouding the outlook for further revenue and margin improvements.

•

Looking forward for the next few years, consensus estimates expect rates to stay historically low and the yield curve to remain fairly flat, while credit metrics are seen as unlikely to improve from today’s very favorable dynamics. If these forecasts prove correct, financial sector investors may encounter continued headwinds.

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•

Nevertheless, Jennison believes the current backdrop of robust capital markets and well-controlled expenses remains favorable for universal banks, brokers, and asset managers. Fundamentals appear positive across a broad range of balance sheet, capital, and risk-management metrics. Valuations remain attractive, in Jennison’s view, close to their lower historical bounds on a relative and absolute basis. Furthermore, marginally higher interest rates, especially with a steeper yield curve, generally translate into higher interest revenue and earnings for banks, though this factor is largely priced into bank stocks already.

•

Favorable pricing dynamics have strengthened fundamentals for property and casualty insurance companies. At the same time, valuations remain very attractive as this segment has lagged the financials sector’s ongoing rally, in Jennison’s opinion.

•

Several digital payment and financial technology companies demonstrated superior fundamentals and stock price performance through the pandemic. Some of these companies exhibit defensive attributes—such as low leverage rates; asset-light models; and sustainable, high-margin, and high free-cash-flow businesses—that Jennison believes should continue to perform well in this market environment.

PGIM Jennison Financial Services Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Financial Services Fund		Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,035.10	1.29%	$ 6.58
	Hypothetical	$1,000.00	$1,018.60	1.29%	$ 6.53

Class C	Actual	$1,000.00	$1,031.30	1.99%	$10.13
	Hypothetical	$1,000.00	$1,015.09	1.99%	$10.05

Class R	Actual	$1,000.00	$1,033.30	1.54%	$ 7.85
	Hypothetical	$1,000.00	$1,017.35	1.54%	$ 7.79

Class Z	Actual	$1,000.00	$1,036.60	0.98%	$ 5.00
	Hypothetical	$1,000.00	$1,020.16	0.98%	$ 4.96

Class R6	Actual	$1,000.00	$1,036.60	1.00%	$ 5.11
	Hypothetical	$1,000.00	$1,020.05	1.00%	$ 5.06

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2021, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Financial Services Fund	13

Schedule of Investments

as of November 30, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 98.5%

COMMON STOCKS

Application Software 1.6%

Bill.com Holdings, Inc.*	10,188	$2,861,300

Asset Management & Custody Banks 14.3%

Ares Management Corp. (Class A Stock)	23,838	1,934,692

Blackstone, Inc.	31,870	4,508,011

Brightsphere Investment Group, Inc.	155,368	4,665,701

Focus Financial Partners, Inc. (Class A Stock)*	75,842	4,667,317

KKR & Co., Inc.	123,982	9,230,460

		25,006,181

Consumer Finance 4.0%

Capital One Financial Corp.	32,599	4,581,138

SLM Corp.	137,013	2,436,091

		7,017,229

Data Processing & Outsourced Services 9.9%

Adyen NV (Netherlands), 144A*	3,391	9,450,135

Mastercard, Inc. (Class A Stock)	7,148	2,251,048

PayPal Holdings, Inc.*	7,333	1,355,799

Square, Inc. (Class A Stock)*	13,103	2,729,748

Visa, Inc. (Class A Stock)	8,387	1,625,149

		17,411,879

Diversified Banks 18.6%

Bank of America Corp.	229,260	10,195,192

Citigroup, Inc.	127,618	8,129,267

JPMorgan Chase & Co.	90,344	14,349,337

		32,673,796

Financial Exchanges & Data 6.3%

Moody’s Corp.	17,391	6,793,620

S&P Global, Inc.	9,404	4,285,685

		11,079,305

Insurance Brokers 4.3%

Marsh & McLennan Cos., Inc.	45,707	7,496,862

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	15

Schedule of Investments (continued)

as of November 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Investment Banking & Brokerage 8.1%

Goldman Sachs Group, Inc. (The)	31,232	$11,899,080

Houlihan Lokey, Inc.	20,985	2,277,712

		14,176,792

Life & Health Insurance 3.4%

MetLife, Inc.	101,308	5,942,727

Mortgage REITs 1.1%

Starwood Property Trust, Inc.	76,717	1,914,856

Property & Casualty Insurance 7.5%

Axis Capital Holdings Ltd.	86,461	4,295,383

Chubb Ltd.	49,000	8,794,030

		13,089,413

Real Estate Services 0.4%

CBRE Group, Inc. (Class A Stock)*	7,875	752,614

Regional Banks 15.0%

Ameris Bancorp	16,034	780,375

BankUnited, Inc.	39,816	1,578,306

Enterprise Financial Services Corp.	31,082	1,441,272

Metropolitan Bank Holding Corp.*	20,319	1,928,883

PacWest Bancorp	67,213	3,007,110

Pinnacle Financial Partners, Inc.	42,135	4,020,100

PNC Financial Services Group, Inc. (The)	38,804	7,644,388

Truist Financial Corp.	97,730	5,796,366

		26,196,800

Reinsurance 3.6%

RenaissanceRe Holdings Ltd. (Bermuda)	40,773	6,283,527

Thrifts & Mortgage Finance 0.4%

WSFS Financial Corp.	14,961	743,861

TOTAL LONG-TERM INVESTMENTS (cost $103,975,032)		172,647,142

See Notes to Financial Statements.

16

Description	Shares	Value
SHORT-TERM INVESTMENT 1.7%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $3,021,536)(wa)	3,021,536	$3,021,536

TOTAL INVESTMENTS 100.2% (cost $106,996,568)		175,668,678
Liabilities in excess of other assets (0.2)%		(263,352)

NET ASSETS 100.0%		$175,405,326

Below is a list of the abbreviation(s) used in the annual report:

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

LIBOR — London Interbank Offered Rate

REITs — Real Estate Investment Trust

*	Non-income producing security.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Application Software	$2,861,300	$—	$—
Asset Management & Custody Banks	25,006,181	—	—
Consumer Finance	7,017,229	—	—
Data Processing & Outsourced Services	7,961,744	9,450,135	—
Diversified Banks	32,673,796	—	—
Financial Exchanges & Data	11,079,305	—	—
Insurance Brokers	7,496,862	—	—
Investment Banking & Brokerage	14,176,792	—	—
Life & Health Insurance	5,942,727	—	—
Mortgage REITs	1,914,856	—	—

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	17

Schedule of Investments (continued)

as of November 30, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Property & Casualty Insurance	$13,089,413	$—	$—
Real Estate Services	752,614	—	—
Regional Banks	26,196,800	—	—
Reinsurance	6,283,527	—	—
Thrifts & Mortgage Finance	743,861	—	—
Short-Term Investment
Affiliated Mutual Fund	3,021,536	—	—

Total	$166,218,543	$9,450,135	$—

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2021 were as follows (unaudited):

Diversified Banks	18.6%	Affiliated Mutual Fund	1.7%
Regional Banks	15.0	Application Software	1.6
Asset Management & Custody Banks	14.3	Mortgage REITs	1.1
Data Processing & Outsourced Services	9.9	Real Estate Services	0.4
Investment Banking & Brokerage	8.1	Thrifts & Mortgage Finance	0.4
Property & Casualty Insurance	7.5		100.2
Financial Exchanges & Data	6.3	Liabilities in excess of other assets	(0.2)
Insurance Brokers	4.3
Consumer Finance	4.0		100.0%
Reinsurance	3.6
Life & Health Insurance	3.4

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

as of November 30, 2021

Assets

Investments at value:
Unaffiliated investments (cost $103,975,032)	$172,647,142
Affiliated investments (cost $3,021,536)	3,021,536
Receivable for Fund shares sold	210,877
Dividends receivable	116,707
Tax reclaim receivable	39,340
Prepaid expenses	1,539

Total Assets	176,037,141

Liabilities

Payable for investments purchased	293,798
Management fee payable	111,391
Payable for Fund shares purchased	108,740
Accrued expenses and other liabilities	64,023
Distribution fee payable	44,109
Affiliated transfer agent fee payable	7,953
Directors’ fees payable	1,801

Total Liabilities	631,815

Net Assets	$175,405,326

Net assets were comprised of:
Common stock, at par	$ 78,287
Paid-in capital in excess of par	92,377,857
Total distributable earnings (loss)	82,949,182

Net assets, November 30, 2021	$175,405,326

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	19

Statement of Assets and Liabilities

as of November 30, 2021

Class A

Net asset value and redemption price per share, ($106,999,338 ÷ 4,768,259 shares of common stock issued and outstanding)	$22.44
Maximum sales charge (5.50% of offering price)	1.31

Maximum offering price to public	$23.75

Class C

Net asset value, offering price and redemption price per share, ($13,028,067 ÷ 658,245 shares of common stock issued and outstanding)	$19.79

Class R

Net asset value, offering price and redemption price per share, ($11,121,237 ÷ 497,273 shares of common stock issued and outstanding)	$22.36

Class Z

Net asset value, offering price and redemption price per share, ($35,906,774 ÷ 1,545,602 shares of common stock issued and outstanding)	$23.23

Class R6

Net asset value, offering price and redemption price per share, ($8,349,910 ÷ 359,306 shares of common stock issued and outstanding)	$23.24

See Notes to Financial Statements.

20

Statement of Operations

Year Ended November 30, 2021

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $4,158 foreign withholding tax)	$2,541,041
Affiliated dividend income	1,445

Affiliated income from securities lending, net	403

Total income	2,542,889

Expenses
Management fee	1,233,654
Distribution fee(a)	511,143
Transfer agent’s fees and expenses (including affiliated expense of $55,441)(a)	200,816
Registration fees(a)	59,059
Custodian and accounting fees	54,241
Audit fee	23,800
Shareholders’ reports	21,537
Legal fees and expenses	20,367
Directors’ fees	11,292
Miscellaneous	27,292

Total expenses	2,163,201
Less: Fee waiver and/or expense reimbursement(a)	(6,659)
Distribution fee waiver(a)	(27,166)

Net expenses	2,129,376

Net investment income (loss)	413,513

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $360)	14,721,253
Foreign currency transactions	3,052

14,724,305

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(421))	31,800,627
Foreign currencies	(1,576)

31,799,051

Net gain (loss) on investment and foreign currency transactions	46,523,356

Net Increase (Decrease) In Net Assets Resulting From Operations	$46,936,869

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	298,205	131,440	81,498	—	—
Transfer agent’s fees and expenses	127,963	15,251	16,577	40,810	215
Registration fees	16,732	8,754	6,503	13,429	13,641
Fee waiver and/or expense reimbursement	—	—	—	—	(6,659)
Distribution fee waiver	—	—	(27,166)	—	—

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	21

Statements of Changes in Net Assets

	Year Ended November 30,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$413,513	$601,344
Net realized gain (loss) on investment and foreign currency transactions	14,724,305	4,238,741
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	31,799,051	(3,475,144)

Net increase (decrease) in net assets resulting from operations	46,936,869	1,364,941

Dividends and Distributions
Distributions from distributable earnings
Class A	(332,141)	(433,968)
Class C	—	(3,647)
Class R	(20,326)	(31,119)
Class Z	(195,616)	(329,739)
Class R6	(389)	(93)

	(548,472)	(798,566)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	31,146,373	18,058,123
Net asset value of shares issued in reinvestment of dividends and distributions	533,186	775,752
Cost of shares purchased	(27,214,383)	(49,756,382)

Net increase (decrease) in net assets from Fund share transactions	4,465,176	(30,922,507)
Total increase (decrease)	50,853,573	(30,356,132)

Net Assets:

Beginning of year	124,551,753	154,907,885

End of year	$175,405,326	$124,551,753

See Notes to Financial Statements.

22

Financial Highlights

Class A Shares
	Year Ended November 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.46	$15.93	$13.87	$14.49	$11.55
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.07	0.08	0.04	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.00	0.55	2.07	(0.49)	2.97
Total from investment operations	6.05	0.62	2.15	(0.45)	3.14
Less Dividends and Distributions:
Dividends from net investment income	(0.07)	(0.09)	(0.03)	(0.17)	(0.20)
Distributions from net realized gains	-	-	(0.06)	-	-
Total dividends and distributions	(0.07)	(0.09)	(0.09)	(0.17)	(0.20)
Net asset value, end of year	$22.44	$16.46	$15.93	$13.87	$14.49
Total Return(b):	36.90%	3.87%	15.76%	(3.14)%	27.56%

Ratios/Supplemental Data:
Net assets, end of year (000)	$106,999	$74,696	$81,555	$76,836	$83,561
Average net assets (000)	$99,402	$69,614	$77,111	$84,872	$82,660
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.29%	1.39%	1.38%	1.33%	1.37%
Expenses before waivers and/or expense reimbursement	1.29%	1.39%	1.38%	1.33%	1.37%
Net investment income (loss)	0.25%	0.48%	0.54%	0.30%	1.29%
Portfolio turnover rate(e)	39%	38%	14%	23%	128%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	23

Financial Highlights (continued)

Class C Shares
	Year Ended November 30,
	2021		2020		2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.57		$14.13		$12.37	$12.96	$10.36
Income (loss) from investment operations:
Net investment income (loss)	(0.09	)(b)	(0.03	)(b)	(0.02)	(0.05)	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.31		0.47		1.84	(0.44)	2.67
Total from investment operations	5.22		0.44		1.82	(0.49)	2.74
Less Dividends and Distributions:
Dividends from net investment income	-		-	(c)	-	(0.10)	(0.14)
Distributions from net realized gains	-		-		(0.06)	-	-
Total dividends and distributions	-		-	(c)	(0.06)	(0.10)	(0.14)
Net asset value, end of year	$19.79		$14.57		$14.13	$12.37	$12.96
Total Return(d):	35.83%		3.14%		14.99%	(3.81)%	26.68%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13,028		$11,366		$15,452	$25,457	$30,600
Average net assets (000)	$13,144		$11,917		$19,307	$29,808	$30,591
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement	2.03%		2.14%		2.09%	2.02%	2.07%
Expenses before waivers and/or expense reimbursement	2.03%		2.14%		2.09%	2.02%	2.07%
Net investment income (loss)	(0.47)%		(0.26)%		(0.18)%	(0.39)%	0.59%
Portfolio turnover rate(g)	39%		38%		14%	23%	128%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Class R Shares
	Year Ended November 30,
	2021		2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.42		$15.89	$13.83	$14.47	$11.54
Income (loss) from investment operations:
Net investment income (loss)	-	(b)(c)	0.03	0.03	0.01	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.98		0.54	2.09	(0.50)	2.96
Total from investment operations	5.98		0.57	2.12	(0.49)	3.11
Less Dividends and Distributions:
Dividends from net investment income	(0.04)		(0.04)	-	(0.15)	(0.18)
Distributions from net realized gains	-		-	(0.06)	-	-
Total dividends and distributions	(0.04)		(0.04)	(0.06)	(0.15)	(0.18)
Net asset value, end of year	$22.36		$16.42	$15.89	$13.83	$14.47
Total Return(d):	36.47%		3.66%	15.43%	(3.44)%	27.27%

Ratios/Supplemental Data:
Net assets, end of year (000)	$11,121		$9,087	$12,077	$14,966	$17,092
Average net assets (000)	$10,866		$9,490	$12,864	$17,663	$14,192
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement	1.56%		1.64%	1.69%	1.59%	1.56%
Expenses before waivers and/or expense reimbursement	1.81%		1.89%	1.94%	1.84%	1.81%
Net investment income (loss)	(0.01)%		0.24%	0.22%	0.05%	1.16%
Portfolio turnover rate(g)	39%		38%	14%	23%	128%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	25

Financial Highlights (continued)

Class Z Shares
	Year Ended November 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.03	$16.47	$14.34	$14.97	$11.92
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.12	0.13	0.10	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.19	0.57	2.14	(0.52)	3.06
Total from investment operations	6.31	0.69	2.27	(0.42)	3.28
Less Dividends and Distributions:
Dividends from net investment income	(0.11)	(0.13)	(0.08)	(0.21)	(0.23)
Distributions from net realized gains	-	-	(0.06)	-	-
Total dividends and distributions	(0.11)	(0.13)	(0.14)	(0.21)	(0.23)
Net asset value, end of year	$23.23	$17.03	$16.47	$14.34	$14.97
Total Return(b):	37.25%	4.22%	16.18%	(2.87)%	27.96%

Ratios/Supplemental Data:
Net assets, end of year (000)	$35,907	$29,391	$43,675	$46,317	$47,684
Average net assets (000)	$36,604	$34,346	$40,671	$50,663	$44,492
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.00%	1.09%	1.04%	1.01%	1.06%
Expenses before waivers and/or expense reimbursement	1.00%	1.09%	1.04%	1.01%	1.06%
Net investment income (loss)	0.56%	0.80%	0.87%	0.64%	1.66%
Portfolio turnover rate(e)	39%	38%	14%	23%	128%

(a)	Calculated based on average shares outstanding during the year.

(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.

(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Class R6 Shares
	Year Ended November 30,			January 26, 2018(a) through November 30, 2018
	2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$17.05	$16.48	$14.34	$16.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.13	0.14	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.21	0.58	2.14	(1.76)
Total from investment operations	6.31	0.71	2.28	(1.66)
Less Dividends and Distributions:
Dividends from net investment income	(0.12)	(0.14)	(0.08)	-
Distributions from net realized gains	-	-	(0.06)	-
Total dividends and distributions	(0.12)	(0.14)	(0.14)	-
Net asset value, end of period	$23.24	$17.05	$16.48	$14.34
Total Return(c):	37.25%	4.30%	16.25%	(10.38)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$8,350	$12	$11	$9
Average net assets (000)	$4,471	$10	$10	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.00%	1.00%	1.00%	1.00	%(e)
Expenses before waivers and/or expense reimbursement	1.15%	77.93%	263.59%	272.24	%(e)
Net investment income (loss)	0.45%	0.86%	0.93%	0.80	%(e)
Portfolio turnover rate(f)	39%	38%	14%	23%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	27

Notes to Financial Statements

1.   Organization

Prudential Sector Funds, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Jennison Financial Services Fund (the “Fund”), a series of the RIC. The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is long-term capital appreciation.

2.   Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

28

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of

PGIM Jennison Financial Services Fund	29

Notes to Financial Statements (continued)

the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported Net change in unrealized appreciation (depreciation) on investments and Net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the

30

Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates

PGIM Jennison Financial Services Fund	31

Notes to Financial Statements (continued)

by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.75% to $1 billion of average daily net assets and 0.70% over $1 billion of average daily net assets. The effective management fee rate before any waivers and/or expense reimbursements was 0.75% for the year ended November 30, 2021.

32

The Manager has contractually agreed, through March 31, 2023, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 1.00% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 0.75% of the average daily net assets of the Class A, Class C and Class R shares, respectively. PIMS has contractually agreed through March 31, 2023 to limit such fees to 0.50% of the average daily net assets of the Class R shares. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

For the year ended November 30, 2021, PIMS received $147,560 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended November 30, 2021, PIMS received $712 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.   Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer

PGIM Jennison Financial Services Fund	33

Notes to Financial Statements (continued)

agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Affiliated income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended November 30, 2021, no 17a-7 transactions were entered into by the Fund.

5.   Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended November 30, 2021, were $63,958,827 and $62,110,768, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended November 30, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$272,925	$32,883,489	$30,134,878	$—	$—	$3,021,536	3,021,536	$1,445

PGIM Institutional Money Market Fund (1)(b)(wa)
1,412,796	12,424,597	13,837,332	(421)	360	—	—	403	(2)

$1,685,721	$45,308,086	$43,972,210	$(421)	$360	$3,021,536		$1,848

(1)	The Fund did not have any capital gain distributions during the reporting period.

34

(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.   Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended November 30, 2021, the tax character of dividends paid by the Fund was $548,472 of ordinary income. For the year ended November 30, 2020, the tax character of dividends paid by the Fund was $798,566 of ordinary income.

As of November 30, 2021, the accumulated undistributed earnings on a tax basis were $4,440,362 of ordinary income and $10,079,224 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$107,239,082	$69,180,185	$(750,589)	$68,429,596

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

The Fund utilized approximately $570,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended November 30, 2021. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended November 30, 2021 are subject to such review.

7.   Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a

PGIM Jennison Financial Services Fund	35

Notes to Financial Statements (continued)

contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 2,000,000,000 shares of common stock, $0.01 par value per share, 400,000,000 of which are designated as shares of the Fund. The authorized shares of the fund are currently classified and designated as follows:

Class A	50,000,000
Class B	5,000,000
Class C	40,000,000
Class R	75,000,000
Class Z	90,000,000
Class T	50,000,000
Class R6	90,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of November 30, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	279	0.1%
Class R	48,242	9.7%
Class R6	642	0.2%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	4	55.3%

36

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2021:
Shares sold	582,280	$11,925,723
Shares issued in reinvestment of dividends and distributions	18,263	318,681
Shares purchased	(491,161)	(10,132,227)

Net increase (decrease) in shares outstanding before conversion	109,382	2,112,177
Shares issued upon conversion from other share class(es)	187,436	3,826,664
Shares purchased upon conversion into other share class(es)	(65,533)	(1,371,291)

Net increase (decrease) in shares outstanding	231,285	$4,567,550

Year ended November 30, 2020:
Shares sold	324,049	$4,410,514
Shares issued in reinvestment of dividends and distributions	25,800	419,761
Shares purchased	(1,121,094)	(15,802,630)

Net increase (decrease) in shares outstanding before conversion	(771,245)	(10,972,355)
Shares issued upon conversion from other share class(es)	236,063	3,295,852
Shares purchased upon conversion into other share class(es)	(47,001)	(706,834)

Net increase (decrease) in shares outstanding	(582,183)	$(8,383,337)

Class B
Period ended June 26, 2020*:
Shares sold	2,088	$24,528
Shares purchased	(16,352)	(190,483)

Net increase (decrease) in shares outstanding before conversion	(14,264)	(165,955)
Shares purchased upon conversion into other share class(es)	(137,756)	(1,693,718)

Net increase (decrease) in shares outstanding	(152,020)	$(1,859,673)

Class C
Year ended November 30, 2021:
Shares sold	201,970	$3,541,955
Shares purchased	(96,959)	(1,776,209)

Net increase (decrease) in shares outstanding before conversion	105,011	1,765,746
Shares purchased upon conversion into other share class(es)	(226,976)	(4,085,567)

Net increase (decrease) in shares outstanding	(121,965)	$(2,319,821)

Year ended November 30, 2020:
Shares sold	71,565	$921,444
Shares issued in reinvestment of dividends and distributions	233	3,374
Shares purchased	(237,688)	(2,930,123)

Net increase (decrease) in shares outstanding before conversion	(165,890)	(2,005,305)
Shares purchased upon conversion into other share class(es)	(147,221)	(1,847,551)

Net increase (decrease) in shares outstanding	(313,111)	$(3,852,856)

Class R
Year ended November 30, 2021:
Shares sold	189,170	$3,881,896
Shares issued in reinvestment of dividends and distributions	1,166	20,326
Shares purchased	(246,483)	(5,062,093)

Net increase (decrease) in shares outstanding	(56,147)	$(1,159,871)

Year ended November 30, 2020:
Shares sold	90,929	$1,211,974
Shares issued in reinvestment of dividends and distributions	1,913	31,119
Shares purchased	(299,655)	(4,176,813)

Net increase (decrease) in shares outstanding	(206,813)	$(2,933,720)

PGIM Jennison Financial Services Fund	37

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended November 30, 2021:
Shares sold	515,048	$10,612,360
Shares issued in reinvestment of dividends and distributions	10,760	193,790
Shares purchased	(431,030)	(9,178,724)

Net increase (decrease) in shares outstanding before conversion	94,778	1,627,426
Shares issued upon conversion from other share class(es)	78,384	1,668,903
Shares purchased upon conversion into other share class(es)	(353,601)	(7,881,414)

Net increase (decrease) in shares outstanding	(180,439)	$(4,585,085)

Year ended November 30, 2020:
Shares sold	798,542	$11,489,225
Shares issued in reinvestment of dividends and distributions	19,154	321,405
Shares purchased	(1,804,438)	(26,656,329)

Net increase (decrease) in shares outstanding before conversion	(986,742)	(14,845,699)
Shares issued upon conversion from other share class(es)	63,607	984,733
Shares purchased upon conversion into other share class(es)	(2,224)	(32,482)

Net increase (decrease) in shares outstanding	(925,359)	$(13,893,448)

Class R6
Year ended November 30, 2021:
Shares sold	52,346	$1,184,439
Shares issued in reinvestment of dividends and distributions	22	389
Shares purchased	(45,461)	(1,065,130)

Net increase (decrease) in shares outstanding before conversion	6,907	119,698
Shares issued upon conversion from other share class(es)	351,687	7,842,705

Net increase (decrease) in shares outstanding	358,594	$7,962,403

Year ended November 30, 2020:
Shares sold	28	$438
Shares issued in reinvestment of dividends and distributions	6	93
Shares purchased	— **	(4)

Net increase (decrease) in shares outstanding	34	$527

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.
**	Less than 1 share.

8.   Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$1,200,000,000	$1,200,000,000

38

	Current SCA	Prior SCA
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended November 30, 2021. The average daily balance for the 10 days that the Fund had loans outstanding during the period was approximately $273,100, borrowed at a weighted average interest rate of 1.41%. The maximum loan outstanding amount during the period was $509,000. At November 30, 2021, the Fund did not have an outstanding loan amount.

9.   Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset

PGIM Jennison Financial Services Fund	39

Notes to Financial Statements (continued)

classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Financial Services Related Companies Risk: The Fund concentrates its investments in securities of financial services related companies. Financial services related companies are subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, price competition, cyberattacks and technology malfunctions and failures and other financial services related factors. The profitability of financial services companies, therefore, may be adversely affected under certain circumstances and in certain market cycles. Because financial services companies are vulnerable to these factors and cycles, a large portion of the Fund’s investments may lose value during such periods.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

40

Initial Public Offerings Risk: The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Investment Style Risk: There is the risk that the particular investment style followed by the Fund may be out of favor for a period of time.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business

PGIM Jennison Financial Services Fund	41

Notes to Financial Statements (continued)

closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

10.   Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

42

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Sector Funds, Inc. and Shareholders of PGIM Jennison Financial Services Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Financial Services Fund (one of the funds constituting Prudential Sector Funds, Inc., referred to hereafter as the “Fund”) as of November 30, 2021, the related statement of operations for the year ended November 30, 2021, the statement of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the two years in the period ended November 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period ended November 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2019 and the financial highlights for each of the periods ended on or prior to November 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

January 14, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison Financial Services Fund	43

Tax Information (unaudited)

For the year ended November 30, 2021, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Financial Services Fund	99.11%	98.99%

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar 2020.

44

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Financial Services Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Financial Services Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM Jennison Financial Services Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Financial Services Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Financial Services Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022 after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

[1]	PGIM Jennison Financial Services Fund is a series of Prudential Sector Funds, Inc.

PGIM Jennison Financial Services Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time .The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that

PGIM Jennison Financial Services Fund

Approval of Advisory Agreements (continued)

the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	4th Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one- and three-year periods, though it underperformed over the five- and ten-year periods.

•	The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) limits transfer agency,

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shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause total annual operating expenses for Class R6 shares to exceed 1.00% through March 31, 2022.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Financial Services Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Financial Services Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON FINANCIAL SERVICES FUND

SHARE CLASS	A	C	R	Z	R6
NASDAQ	PFSAX	PUFCX	PSSRX	PFSZX	PFSQX
CUSIP	74441P106	74441P304	74441P783	74441P403	74441P734

MF188E

PGIM JENNISON HEALTH SCIENCES FUND

ANNUAL REPORT

NOVEMBER 30, 2021

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This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Health Sciences Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2021.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The Federal Reserve (the Fed) slashed interest rates and kept them near zero to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval. Those measures were enough to offset the fear of rising inflation and supply chain challenges that threatened to disrupt growth.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

While investors sought safety in fixed income early in the period, they turned cautious later due to concerns about higher inflation and the Fed reducing its bond-buying programs. During the period, investment-grade bonds in the US and the overall global bond market, along with emerging market debt, posted negative returns. US high yield corporate bonds posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1.5 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President
PGIM Jennison Health Sciences Fund
January 14, 2022

PGIM Jennison Health Sciences Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/21
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	3.63	14.64	17.12	—

(without sales charges)	9.66	15.95	17.78	—

Class C

(with sales charges)	7.99	15.12	16.96	—

(without sales charges)	8.78	15.12	16.96	—

Class R

(without sales charges)	9.30	15.56	N/A	16.25 (02/03/2012)

Class Z

(without sales charges)	9.97	16.28	18.13	—

Class R6

(without sales charges)	10.06	16.35	N/A	14.85 (01/27/2016)

S&P 1500 Health Care Index

	19.63	15.95	16.77	—

S&P Composite 1500 Index
	27.95	17.38	15.94	—

Average Annual Total Returns as of 11/30/21 Since Inception (%)
	Class R	Class R6
	(02/03/2012)	(01/27/2016)

S&P 1500 Health Care Index	16.34	14.49
S&P Composite 1500 Index	15.58	17.80

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 1500 Health Care Index and the S&P Composite 1500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (November 30, 2011) and the account values at the end of the current fiscal year (November 30, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for the other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Health Sciences Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

S&P 1500 Health Care Index*—The S&P 1500 Health Care Index is an unmanaged, capitalization-weighted index that measures the performance of the health care sector of the S&P Composite 1500 Index.

S&P Composite 1500 Index*—The S&P Composite 1500® Index is an unmanaged index of the stocks of 1,500 US companies, with market capitalizations ranging from small to large. The S&P Composite 1500 Index is a combination of three leading US stock indices: The S&P 500 Index (which measures the performance of US large cap stocks), the S&P MidCap 400 Index (which measures the performance of mid cap stocks) and the S&P 600 Index (which measures the performance of US small cap stocks) and gives an indication of how the broad US stock market has performed.

*The S&P Composite 1500 Index (the Index) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

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Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 11/30/21

Ten Largest Holdings	Line of Business	% of Net Assets

UnitedHealth Group, Inc.	Managed Health Care	9.4%

Eli Lilly & Co.	Pharmaceuticals	6.7%

Humana, Inc.	Managed Health Care	6.3%

Danaher Corp.	Life Sciences Tools & Services	5.1%

Sartorius Stedim Biotech (France)	Life Sciences Tools & Services	3.6%

AbbVie, Inc.	Biotechnology	3.6%

Thermo Fisher Scientific, Inc.	Life Sciences Tools & Services	3.3%

Dexcom, Inc.	Health Care Equipment	2.8%

Align Technology, Inc.	Health Care Supplies	2.5%

Vertex Pharmaceuticals, Inc.	Biotechnology	2.5%

Holdings reflect only long-term investments.

PGIM Jennison Health Sciences Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Health Sciences Fund’s Class Z shares returned 9.97% in the 12-month reporting period that ended November 30, 2021, underperforming the 19.63% return of the S&P 1500 Health Care Index (the Index).

What were the market conditions?

●

A year and a half after the start of the COVID-19 pandemic, pandemic-related sentiment continued to drive the market during the reporting period. Positive or negative COVID-19-related data points created large moves across markets, particularly various healthcare industries.

●

While the US economy and employment continued to recover from their pandemic lows, inflation became a concern, leading to growing expectations of policy tightening in 2022. This development led to a flight to quality, negatively affecting the stock prices of many early-stage, innovative, as-yet-unprofitable companies.

●

Although COVID-19 infections trended lower during the closing months of the period, the appearance of the Omicron variant in November introduced new risks to the recovery story and ushered in a wave of volatility. Jennison continues to focus on the long-term prospects of the companies in which the Fund invests, and believes the Fund is positioned to withstand COVID-19-related restrictions should they return in the short term.

●	That said, many additional factors contributed to uncertainty in the healthcare sector over the past year:

●	A large number of elective procedures were delayed due to the global spike in COVID-19-related cases and hospitalizations from the Delta and Omicron variants.

●	Pandemic-related costs incurred by the US healthcare system undermined near-term sentiment toward many healthcare equipment and supply companies, and healthcare providers and service companies.

●	False assumptions that the US would endure significant drug-pricing reforms and meaningful cuts to Medicare Advantage weighed heavily on the sector until late in the period.

●

The US Food and Drug Administration (FDA) went nearly 10 months without a permanent commissioner until November 12, 2021, when President Joe Biden nominated Robert Califf, a former FDA head, to lead the agency once again.

●	Overall, the healthcare sector posted strong absolute returns but significantly lagged the broader market as represented by the S&P 500 Index for the period.

What worked?

Overall, the Fund’s allocation to healthcare equipment and supplies was the largest positive contributor to returns during the reporting period.

8	Visit our website at pgim.com/investments

●

DexCom, Inc. makes continuous glucose monitoring (CGM) systems that eliminate the need for people with diabetes to test their blood glucose levels through finger sticks. Jennison believes CGM market penetration will continue to grow in the Type 1 diabetes population. The company’s next opportunity is the Type 2 diabetes market. DexCom’s soon-to-launch G7 device, which is smaller and less costly to produce, should position the company to capture a share of the Type 2 diabetes market, initiating a profitable product cycle. International markets present a long-term opportunity as well. Jennison expects the company’s focus on margins and profitability to drive operating margins in the mid-teens over the next several years.

●

ShockWave Medical, Inc. makes intravascular lithotripsy (IVL) products that use sonic pressure waves to break down plaque in patients with calcified cardiovascular disease. In 2021, the company began commercializing opportunities in the coronary settings, a sizable market for calcification treatments. The company also experienced an improved reimbursement environment and began looking to expand in international markets. Jennison believes IVL could disrupt the current atherectomy market, where legacy devices are challenged in accessing arteries in certain patients.

UnitedHealth Group Inc., one of the largest health benefits providers in the United States, features the most scalable platform in the healthcare services & providers industry, positioning the company to generate durable and consistent earnings growth. Robust gains during the period made it the largest individual contributor to Fund performance. In Jennison’s view, the company is led by a superb management team that executes on organic and inorganic growth opportunities, making UnitedHealth a good play on the normalization of the health care system as the pandemic recedes. Jennison believes that fewer medical cost headwinds and a greater ability to sell its services should help support consistent revenue and earnings growth.

Eli Lilly and Co. provided the largest contribution to the Fund’s returns among pharmaceuticals, an area that bolstered performance. The company’s core franchises include diabetes, immunology, neurodegeneration and oncology. In June 2021, Eli Lilly’s pipeline treatment for Alzheimer’s disease, donanemab, received Breakthrough Therapy designation from the FDA. In addition, the company is one of the top two global providers of diabetes treatments, offering blockbuster products such as Trulicity. Jennison sees opportunities for continued success, driven by the strong, near-term growth outlook for the company’s commercial franchises, as well as the potential for pipeline assets, such as investigational diabetes drug tirzepatide, to boost longer-term growth. The company remains protected among its larger-cap peers from meaningful patent expirations for the rest of the decade.

Jennison remains excited about biotechnology innovation, particularly the potential for gene editing technology to transform the treatment of genetic diseases.

●

BioNTech SE focuses on harnessing the power of the immune system to develop novel therapies against cancer and infectious diseases. The company’s validated and leading mRNA platform provides underappreciated COVID-19 vaccine cash flow

PGIM Jennison Health Sciences Fund	9

Strategy and Performance Overview (continued)

generation potential. The company is also working on additional vaccines to combat future COVID-19 variants, and offers exposure to a broad pipeline of therapies to treat cancer, flu, and other infectious diseases.

●

Intellia Therapeutics Inc. is a pioneer in the development of CRISPR/Cas9 gene editing, rapidly advancing the technology through multiple clinical applications. In the second quarter of 2021, the company released an exciting dataset validating its approach to editing a disease-causing gene inside the human body, a first for the field. The company’s investigational NTLA-2001 therapy demonstrated potential to be the first single-dose treatment for ATTR amyloidosis. In Jennison’s view, these results de-risk the rest of Intellia’s non-viral, in vivo gene editing platform, including NTLA-2002 for the treatment of hereditary angioedema.

Life science tools and services provided significant contributions to returns.

●

Danaher Corp. primarily supplies instruments and consumables to scientists and drug manufacturers. The company also operates a smaller set of businesses with industrial applications. With the 2019 acquisition of General Electric’s bioproduction business, Danaher took a major step into biomanufacturing, providing instruments and consumables to make biologics. Danaher saw significant demand during the period from suppliers using the company’s technologies to produce COVID-19 vaccines. The company also produces some of the best molecular tests on the market. In Jennison’s view, Danaher is a high-quality science and technology company led by an excellent management team with a history of making good capital allocations. The company’s acquisition strategy has added value for decades.

●

Thermo Fisher Scientific Inc. provides analytical instruments, equipment, consumables, software, and services to the life sciences; healthcare; and industrial, environmental and safety industries. In Jennison’s view, Thermo Fisher is strongly positioned to benefit from elevated levels of demand for higher-end analytical tools over the next several years. Over the past five-plus years, significant capital has been raised in the public and private markets for therapeutic research in the US and abroad. More recently, given the broad realization that basic research has been at the core of confronting the COVID-19 pandemic through vaccines, therapeutics, and testing, governments around the globe have meaningfully stepped up spending on all things biologic. The US National Institutes of Health (NIH) and their counterparts in Europe and Asia have earmarked additional resources to further basic research. Companies like Thermo Fisher are among the primary beneficiaries of higher budgets being allocated to private, academic, and government-backed laboratories.

What didn’t work?

For the period, the biotechnology industry posted one of the weakest relative returns in the Index, undermining the performance of some of the Fund’s biotech positions, including Sarepta Therapeutics, Inc., Turning Point Therapeutics, Inc., and Amicus Therapeutics, Inc.

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●

Sarepta shares lost ground when the company’s lead asset, a potentially transformative gene therapy for Duchenne muscular dystrophy (DMD), a rare neuromuscular disease, failed to show a statistically significant benefit in Phase 2 trials. However, setbacks from competitors Pfizer and Solid Biosciences enabled Sarepta to maintain its first-mover advantage. Jennison believes Sarepta still has produced the most compelling safety and efficacy data to date in the DMD gene therapy arena.

●

Turning Point focuses on novel approaches to address resistance mutations in oncology treatments. The company’s internal drug discovery platform has generated a portfolio of tyrosine kinase inhibitors that are smaller and have a more comprehensive coverage of mutations than currently available therapies. Their lead asset, repotrectinib, is in pivotal studies for ROS1 mutated lung cancers and NTRK (neurotrophic tyrosine receptor kinase) solid tumors. Turning Point also has clinical stage assets targeting RET, MET, and ALK mutations.

●

Amicus targets rare disorders, such as Fabry disease, a hereditary and potentially life-threatening condition. The company developed and markets Galafold, the first oral therapeutic option for Fabry disease. Amicus is currently awaiting regulatory approval for AT-GAA, an enzyme replacement therapy for Pompe disease. While Phase 3 results of AT-GAA were mixed, Jennison believes the totality of data will support regulatory approval and a strong commercial launch of the product.

In healthcare technology Teladoc Health, Inc. detracted from returns. The company provides comprehensive virtual health services, such as urgent, behavioral, and chronic care. Teladoc benefitted from the pandemic as customers relied more on virtual health. In particular, virtual mental health services have seen significant growth over the past two to three years. While Jennison expects these trends to continue, the company faces significant competition as many others provide these services.

Current outlook

●

Jennison continues to focus heavily on innovation, looking for business models that increase the efficiency of the healthcare system by easing access to care, accelerating disease diagnosis, improving outcomes, or lowering costs. Jennison seeks to invest in companies that are bringing the most innovative products and services to market, and to maintain exposure to those companies throughout the development cycle. The pandemic has further accelerated innovation across all healthcare industries. While biotechnology continues to represent the Fund’s largest absolute exposure, the Fund has also expanded industry exposure to capitalize on innovations in other areas, modestly increasing weightings in 2021 to life science tools and services, healthcare equipment and supplies, and healthcare providers and services.

●

Jennison believes the developed world has done a sufficient job of “ring-fencing” the virus through a combination of vaccinations and patient care protocols. The Delta variant surge seems to have crested, while the implications of the Omicron variant are starting to take shape. A more pressing issue appears to be staff shortages,

PGIM Jennison Health Sciences Fund	11

Strategy and Performance Overview (continued)

particularly of nurses, which impede patient accessibility to treatment and procedures, and limit the ability of hospitals to run their operations effectively and manage their costs. While these challenges may prove transient, the emergence of a new, vaccine-resistant COVID-19 variant could change Jennison’s assessment.

●	Given this framework, Jennison maintains a constructive view on the broad healthcare industry, with the following expectations:

●	General surgery, orthopedics, spine, and sports medicine procedures, to name a few, should rebound at accelerating rates in 2022.

●	Capital equipment spending in healthcare should recover as hospital endowments are generally flush with cash from COVID-19 subsidies and strong performance during the equity market rebound.

●

The tools and diagnostics sector should continue to experience a renaissance, with new tools and diagnostics rapidly enabling practitioners to diagnose diseases with increased speed and accuracy, while accelerating the pace and breadth of drug development. Innovative diagnostics are providing patients and physicians the ability to gather real-time data about the state of a patient’s disease, pivot care more quickly, and prescribe the most appropriate medications based on the patient’s genetics. New tools allow companies to better interrogate the underlying biology of diseases, and optimize research and development processes. From sequencing the virus to providing reagents and machines for COVID-19 testing, the industry stepped up during the pandemic, adding value along the entire chain. Jennison believes this realization has led to a significant increase in the NIH budget for fiscal year 2022 and beyond, providing a tailwind to the tools space. Accordingly, the Fund has increased its exposure to tools and diagnostics.

●

The biotechnology industry has absorbed a significant amount of company creation over the past 10 years, with many early-stage public companies experiencing drug development setbacks in public view. As this trend continues, the biotech sector should remain volatile, in Jennison’s view, with increased competition for smaller disease indications, more competing platforms, and growing pressure to deliver positive results to support equity prices. Accordingly, selectivity in biotech is more important than ever. The Fund has increased its exposure to companies—such as Intellia Therapeutics, Apellis Pharmaceuticals, Inc., argenx SE, and Biomarin Pharmaceutical, Inc.—that offer platform-like therapies for targeting many different diseases. Jennison believes that gene therapies should return to favor as trials confirm a durable clinical benefit, allaying safety concerns that came to the fore in 2021. Progress may include effective therapies for widespread, currently untreatable diseases such as Alzheimer’s and obesity, as well as functional cures for rarer genetic diseases, such as TTR amyloidosis.

●

Although the healthcare sector faced headwinds over the reporting period, Jennison believes the sector’s short-term underperformance can reverse as investors place more emphasis on company fundamentals and the significant alpha-generating

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opportunities medical innovation can provide. The most negative elements of drug pricing reform are currently off the table, and the final details of the reform appear likely to be manageable. Jennison believes a “no news” stance from Washington, coupled with the announcement of an FDA commissioner, should position healthcare well into the last quarter of 2021 and 2022.

PGIM Jennison Health Sciences Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Health Sciences Fund		Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,001.40	1.13%	$5.67

	Hypothetical	$1,000.00	$1,019.40	1.13%	$5.72

Class C	Actual	$1,000.00	$ 997.50	1.91%	$9.56

	Hypothetical	$1,000.00	$1,015.49	1.91%	$9.65

Class R	Actual	$1,000.00	$1,000.00	1.40%	$7.02

	Hypothetical	$1,000.00	$1,018.05	1.40%	$7.08

Class Z	Actual	$1,000.00	$1,002.70	0.86%	$4.32

	Hypothetical	$1,000.00	$1,020.76	0.86%	$4.36

Class R6	Actual	$1,000.00	$1,003.40	0.76%	$3.82

	Hypothetical	$1,000.00	$1,021.26	0.76%	$3.85

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2021, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Health Sciences Fund	15

Schedule of Investments

as of November 30, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 98.6%

COMMON STOCKS 98.6%

Biotechnology 31.1%

AbbVie, Inc.	675,461	$77,867,144
Allakos, Inc.*	115,714	9,066,192
Amicus Therapeutics, Inc.*	1,661,713	17,796,946
Apellis Pharmaceuticals, Inc.*	927,101	39,012,410
Argenx SE (Netherlands), ADR*	130,529	36,445,002
BioMarin Pharmaceutical, Inc.*	343,902	29,675,303
BioNTech SE (Germany), ADR*(a)	118,694	41,749,427
Blueprint Medicines Corp.*	265,418	25,533,212
CRISPR Therapeutics AG (Switzerland)*(a)	283,852	22,679,775
Denali Therapeutics, Inc.*	159,975	7,400,443
Genetron Holdings Ltd. (China), ADR*	561,975	5,080,254
Horizon Therapeutics PLC*	241,822	25,091,451
I-Mab (China), ADR*	113,850	6,883,371
Intellia Therapeutics, Inc.*(a)	466,231	53,621,227
Karuna Therapeutics, Inc.*(a)	61,491	7,864,699
Kymera Therapeutics, Inc.*	138,006	7,662,093
Mirati Therapeutics, Inc.*	172,174	23,548,238
Monte Rosa Therapeutics, Inc.*(a)	218,779	4,242,125
Natera, Inc.*	451,325	41,278,184
Nurix Therapeutics, Inc.*	243,617	7,021,042
ORIC Pharmaceuticals, Inc.*(a)	355,000	4,913,200
PMV Pharmaceuticals, Inc.*	264,824	5,759,922
Praxis Precision Medicines, Inc.*	145,260	2,485,399
ProQR Therapeutics NV (Netherlands)*	1,256,115	8,868,172
Sarepta Therapeutics, Inc.*	201,286	16,265,922
Seagen, Inc.*	265,312	42,449,920
SpringWorks Therapeutics, Inc.*	344,382	24,743,847
Vertex Pharmaceuticals, Inc.*	296,916	55,505,477
Verve Therapeutics, Inc.*(a)	269,745	9,192,910
Zai Lab Ltd. (China), ADR*(a)	255,009	17,659,373

		677,362,680

Health Care Services 1.0%

agilon health, Inc.*	475,457	10,460,054
Guardant Health, Inc.*	115,839	12,176,996

		22,637,050

Health Care Equipment 15.0%

Axonics, Inc.*(a)	210,902	11,475,178
CONMED Corp.	96,181	12,643,954
CryoPort, Inc.*(a)	148,986	9,898,630

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund	17

Schedule of Investments (continued)

as of November 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Equipment (cont’d.)
Dexcom, Inc.*	107,115	$60,261,828
Hologic, Inc.*	405,384	30,294,346
Inari Medical, Inc.*	126,522	10,443,126
Intuitive Surgical, Inc.*	107,121	34,743,625
Nevro Corp.*	113,793	9,909,094
NuVasive, Inc.*	270,442	12,997,443
Outset Medical, Inc.*	361,142	17,118,131
Shockwave Medical, Inc.*	154,031	27,762,548
Sight Sciences, Inc.*	28,378	594,519
Stryker Corp.	174,556	41,305,186
Tandem Diabetes Care, Inc.*(a)	169,014	21,721,679
Zimmer Biomet Holdings, Inc.	205,013	24,519,555

		325,688,842

Health Care Supplies 2.9%
Align Technology, Inc.*	91,137	55,733,010
BioLife Solutions, Inc.*	223,119	8,514,221

		64,247,231

Health Care Technology 1.3%
Definitive Healthcare Corp.*(a)	66,980	1,963,184
Phreesia, Inc.*	441,719	25,478,352

		27,441,536

Life Sciences Tools & Services 18.6%
10X Genomics, Inc. (Class A Stock)*	76,225	11,647,942
Avantor, Inc.*	591,984	23,371,528
Bio-Rad Laboratories, Inc. (Class A Stock)*	14,475	10,902,570
Danaher Corp.	344,360	110,759,950
IQVIA Holdings, Inc.*	163,908	42,473,480
Lonza Group AG (Switzerland)	15,748	12,709,896
Olink Holding AB (Sweden), ADR*(a)	113,980	2,389,021
PolyPeptide Group AG, 144A*	67,986	9,414,584
QIAGEN NV*	174,923	9,643,505
Rapid Micro Biosystems, Inc. (Class A Stock)*(a)	91,269	1,124,434
Repligen Corp.*	66,998	19,194,927
Sartorius Stedim Biotech (France)	133,025	78,662,619
Thermo Fisher Scientific, Inc.	113,989	72,135,659

		404,430,115

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Managed Health Care 15.7%
Humana, Inc.	326,596	$137,075,607
UnitedHealth Group, Inc.	463,692	205,981,260

		343,056,867

Pharmaceuticals 12.4%
Arvinas, Inc.*	119,634	9,045,527
Bristol-Myers Squibb Co.	990,863	53,139,983
Catalent, Inc.*	85,768	11,034,911
Eli Lilly & Co.	583,477	144,725,635
Novo Nordisk A/S (Denmark), ADR	397,158	42,428,389
Revance Therapeutics, Inc.*(a)	656,242	8,977,390

		269,351,835

Semiconductor Equipment 0.6%
Brooks Automation, Inc.	107,650	12,175,215

TOTAL COMMON STOCKS (cost $1,491,437,630)		2,146,391,371

PREFERRED STOCK 0.0%

Health Care Equipment
ControlRad Systems, Inc., Private Placement, Reg D, Series A (original cost $1,800,000; purchased 08/31/12)*^(f) (cost $1,800,000)	3,063,048	643,240

	Units

WARRANTS* 0.0%

Biotechnology
Aileron Therapeutics, Inc., expiring 03/29/24 (original cost $116,418; purchased 03/29/19)(f) (cost $116,418)	895,522	—

TOTAL LONG-TERM INVESTMENTS (cost $1,493,354,048)		2,147,034,611

	Shares

SHORT-TERM INVESTMENTS 8.0%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	42,547,127	42,547,127

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund	19

Schedule of Investments (continued)

as of November 30, 2021

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $132,089,014; includes $132,083,581 of cash collateral for securities on loan)(b)(wa)	132,290,210	$132,197,607

TOTAL SHORT-TERM INVESTMENTS (cost $174,636,141)		174,744,734

TOTAL INVESTMENTS 106.6% (cost $1,667,990,189)		2,321,779,345
Liabilities in excess of other assets (6.6)%		(143,597,351)

NET ASSETS 100.0%		$2,178,181,994

Below is a list of the abbreviation(s) used in the annual report:

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR — American Depositary Receipt

LIBOR — London Interbank Offered Rate

Reg D — Security was purchased pursuant to Regulation D under the Securities Act of 1933, providing exemption from the registration requirements. Unless otherwise noted, Regulation D securities are deemed to be liquid.

*	Non-income producing security.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $643,240 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $128,785,616; cash collateral of $132,083,581 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $1,916,418. The aggregate value of $643,240 is 0.0% of net assets.

(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

20

The following is a summary of the inputs used as of November 30, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Biotechnology	$677,362,680	$—	$—
Health Care Services	22,637,050	—	—
Health Care Equipment	325,688,842	—	—
Health Care Supplies	64,247,231	—	—
Health Care Technology	27,441,536	—	—
Life Sciences Tools & Services	303,643,016	100,787,099	—
Managed Health Care	343,056,867	—	—
Pharmaceuticals	269,351,835	—	—
Semiconductor Equipment	12,175,215	—	—
Preferred Stock
Health Care Equipment	—	—	643,240
Warrants
Biotechnology	—	—	—
Short-Term Investments
Affiliated Mutual Funds	174,744,734	—	—

Total	$2,220,349,006	$100,787,099	$643,240

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2021 were as follows (unaudited):

Biotechnology	31.1%
Life Sciences Tools & Services	18.6
Managed Health Care	15.7
Health Care Equipment	15.0
Pharmaceuticals	12.4
Affiliated Mutual Funds (6.1% represents investments purchased with collateral from securities on loan)	8.0
Health Care Supplies	2.9
Health Care Technology	1.3
Health Care Services	1.0

Semiconductor Equipment	0.6%
Warrants	0.0 *

106.6
Liabilities in excess of other assets	(6.6)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund	21

Schedule of Investments (continued)

as of November 30, 2021

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$128,785,616	$(128,785,616)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

22

Statement of Assets and Liabilities

as of November 30, 2021

Assets
Investments at value, including securities on loan of $128,785,616:
Unaffiliated investments (cost $1,493,354,048)	$2,147,034,611
Affiliated investments (cost $174,636,141)	174,744,734
Receivable for investments sold	4,297,366
Receivable for Fund shares sold	1,251,872
Tax reclaim receivable	1,044,223
Dividends receivable	502,360
Prepaid expenses	13,298

Total Assets	2,328,888,464

Liabilities
Payable to broker for collateral for securities on loan	132,083,581
Payable for Fund shares purchased	16,292,994
Management fee payable	1,382,421
Accrued expenses and other liabilities	622,732
Distribution fee payable	262,965
Affiliated transfer agent fee payable	51,837
Directors’ fees payable	9,940

Total Liabilities	150,706,470

Net Assets	$2,178,181,994

Net assets were comprised of:
Common stock, at par	$400,275
Paid-in capital in excess of par	984,100,152
Total distributable earnings (loss)	1,193,681,567

Net assets, November 30, 2021	$2,178,181,994

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund	23

Statement of Assets and Liabilities

as of November 30, 2021

Class A
Net asset value and redemption price per share,
($928,654,110 ÷ 18,365,039 shares of common stock issued and outstanding)	$50.57
Maximum sales charge (5.50% of offering price)	2.94

Maximum offering price to public	$53.51

Class C
Net asset value, offering price and redemption price per share,
($22,824,373 ÷ 708,282 shares of common stock issued and outstanding)	$32.23

Class R
Net asset value, offering price and redemption price per share,
($9,659,071 ÷ 199,023 shares of common stock issued and outstanding)	$48.53

Class Z
Net asset value, offering price and redemption price per share,
($1,105,132,403 ÷ 18,855,388 shares of common stock issued and outstanding)	$58.61

Class R6
Net asset value, offering price and redemption price per share,
($111,912,037 ÷ 1,899,788 shares of common stock issued and outstanding)	$58.91

  Net Asset Values Per Share may not recalculate due to rounding.

See Notes to Financial Statements.

24

Statement of Operations

Year Ended November 30, 2021

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $224,057 foreign withholding tax)	$9,894,337
Income from securities lending, net (including affiliated income of $124,844)	473,957
Affiliated dividend income	46,558

Total income	10,414,852

Expenses
Management fee	16,938,178
Distribution fee(a)	3,313,798
Transfer agent’s fees and expenses (including affiliated expense of $350,467)(a)	2,117,500
Custodian and accounting fees	172,024
Registration fees(a)	106,398
Shareholders’ reports	100,398
Directors’ fees	40,979
Legal fees and expenses	30,432
Audit fee	24,050
Miscellaneous	46,431

Total expenses	22,890,188
Less: Distribution fee waiver(a)	(26,767)

Net expenses	22,863,421

Net investment income (loss)	(12,448,569)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $32,129)	553,639,953
Foreign currency transactions	(32,164)

553,607,789

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(85,009))	(326,809,412)
Foreign currencies	(4,712)

(326,814,124)

Net gain (loss) on investment and foreign currency transactions	226,793,665

Net Increase (Decrease) In Net Assets Resulting From Operations	$214,345,096

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	2,951,011	282,486	80,301	—	—
Transfer agent’s fees and expenses	802,250	30,053	15,175	1,268,641	1,381
Registration fees	28,343	14,638	6,678	40,005	16,734
Distribution fee waiver	—	—	(26,767)	—	—

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund	25

Statements of Changes in Net Assets

	Year Ended November 30,
	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(12,448,569)	$(8,137,242)
Net realized gain (loss) on investment and foreign currency transactions	553,607,789	432,633,502
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(326,814,124)	109,385,536

Net increase (decrease) in net assets resulting from operations	214,345,096	533,881,796

Dividends and Distributions
Distributions from distributable earnings
Class A	(185,156,351)	(24,218,921)
Class B	—	(182,410)
Class C	(12,379,993)	(2,401,591)
Class R	(2,193,004)	(290,160)
Class Z	(220,758,524)	(29,854,843)
Class R6	(3,308,694)	(823,043)

	(423,796,566)	(57,770,968)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	328,100,762	246,524,188
Net asset value of shares issued in reinvestment of dividends and distributions	390,237,765	52,684,608
Cost of shares purchased	(516,456,846)	(499,316,332)

Net increase (decrease) in net assets from Fund share transactions	201,881,681	(200,107,536)

Total increase (decrease)	(7,569,789)	276,003,292

Net Assets:
Beginning of year	2,185,751,783	1,909,748,491

End of year	$2,178,181,994	$2,185,751,783

See Notes to Financial Statements.

26

Financial Highlights

Class A Shares

	Year Ended November 30,
	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$56.98	$44.29	$49.28	$46.25	$37.89
Income (loss) from investment operations:
Net investment income (loss)	(0.36)	(0.27)	(0.24)	(0.31)	(0.26)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.65	14.39	0.03	5.52	9.97
Total from investment operations	5.29	14.12	(0.21)	5.21	9.71
Less Dividends and Distributions:
Distributions from net realized gains	(11.70)	(1.43)	(4.78)	(2.18)	(1.35)
Net asset value, end of year	$50.57	$56.98	$44.29	$49.28	$46.25
Total Return(b):	9.66%	32.85%	1.58%	11.81%	26.61%

Ratios/Supplemental Data:
Net assets, end of year (000)	$928,654	$905,865	$754,653	$767,277	$812,855
Average net assets (000)	$983,670	$777,602	$733,289	$812,835	$835,255
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.12%	1.14%	1.15%	1.14%	1.15%
Expenses before waivers and/or expense reimbursement	1.12%	1.14%	1.15%	1.14%	1.15%
Net investment income (loss)	(0.68)%	(0.58)%	(0.57)%	(0.64)%	(0.61)%
Portfolio turnover rate(e)	77%	45%	30%	36%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund	27

Financial Highlights (continued)

Class C Shares
	Year Ended November 30,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$40.50	$32.10	$37.50	$35.94	$29.94
Income (loss) from investment operations:
Net investment income (loss)	(0.50)	(0.42)	(0.36)	(0.48)	(0.42)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.93	10.25	(0.26)	4.22	7.77
Total from investment operations	3.43	9.83	(0.62)	3.74	7.35
Less Dividends and Distributions:
Distributions from net realized gains	(11.70)	(1.43)	(4.78)	(2.18)	(1.35)
Net asset value, end of year	$32.23	$40.50	$32.10	$37.50	$35.94
Total Return(b):	8.78%	31.93%	0.92%	11.06%	25.75%

Ratios/Supplemental Data:
Net assets, end of year (000)	$22,824	$42,813	$55,821	$174,411	$181,567
Average net assets (000)	$28,249	$45,302	$99,267	$183,807	$187,980
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.90%	1.85%	1.83%	1.80%	1.85%
Expenses before waivers and/or expense reimbursement	1.90%	1.85%	1.83%	1.80%	1.85%
Net investment income (loss)	(1.47)%	(1.27)%	(1.18)%	(1.30)%	(1.30)%
Portfolio turnover rate(e)	77%	45%	30%	36%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

28

Class R Shares
	Year Ended November 30,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$55.28	$43.16	$48.36	$45.58	$37.42
Income (loss) from investment operations:
Net investment income (loss)	(0.50)	(0.43)	(0.41)	(0.46)	(0.33)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.45	13.98	(0.01)	5.42	9.84
Total from investment operations	4.95	13.55	(0.42)	4.96	9.51
Less Dividends and Distributions:
Distributions from net realized gains	(11.70)	(1.43)	(4.78)	(2.18)	(1.35)
Net asset value, end of year	$48.53	$55.28	$43.16	$48.36	$45.58
Total Return(b):	9.30%	32.38%	1.13%	11.41%	26.40%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,659	$10,288	$8,875	$12,016	$14,049
Average net assets (000)	$10,707	$8,952	$9,831	$13,129	$13,552
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.44%	1.49%	1.60%	1.47%	1.35%
Expenses before waivers and/or expense reimbursement	1.69%	1.74%	1.85%	1.72%	1.60%
Net investment income (loss)	(1.00)%	(0.93)%	(1.00)%	(0.97)%	(0.80)%
Portfolio turnover rate(e)	77%	45%	30%	36%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund	29

Financial Highlights (continued)

Class Z Shares
	Year Ended November 30,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$64.17	$49.56	$54.32	$50.62	$41.21
Income (loss) from investment operations:
Net investment income (loss)	(0.24)	(0.15)	(0.12)	(0.18)	(0.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.38	16.19	0.14	6.06	10.90
Total from investment operations	6.14	16.04	0.02	5.88	10.76
Less Dividends and Distributions:
Distributions from net realized gains	(11.70)	(1.43)	(4.78)	(2.18)	(1.35)
Net asset value, end of year	$58.61	$64.17	$49.56	$54.32	$50.62
Total Return(b):	9.97%	33.24%	1.89%	12.12%	27.02%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,105,132	$1,208,728	$1,057,204	$1,373,500	$1,259,584
Average net assets (000)	$1,247,474	$1,018,567	$1,158,525	$1,338,706	$1,142,806
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.84%	0.85%	0.86%	0.85%	0.84%
Expenses before waivers and/or expense reimbursement	0.84%	0.85%	0.86%	0.85%	0.84%
Net investment income (loss)	(0.40)%	(0.29)%	(0.26)%	(0.34)%	(0.29)%
Portfolio turnover rate(e)	77%	45%	30%	36%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

30

Class R6 Shares
	Year Ended November 30,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$64.40	$49.70	$54.45	$50.71	$41.25
Income (loss) from investment operations:
Net investment income (loss)	(0.21)	(0.09)	(0.13)	(0.15)	(0.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.42	16.22	0.16	6.07	10.90
Total from investment operations	6.21	16.13	0.03	5.92	10.81
Less Dividends and Distributions:
Distributions from net realized gains	(11.70)	(1.43)	(4.78)	(2.18)	(1.35)
Net asset value, end of year	$58.91	$64.40	$49.70	$54.45	$50.71
Total Return(b):	10.06%	33.33%	1.93%	12.18%	27.12%

Ratios/Supplemental Data:
Net assets, end of year (000)	$111,912	$18,058	$28,836	$9,513	$1,755
Average net assets (000)	$78,211	$22,365	$14,164	$5,770	$517
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.76%	0.79%	0.82%	0.82%	0.74%
Expenses before waivers and/or expense reimbursement	0.76%	0.79%	0.91%	0.93%	0.74%
Net investment income (loss)	(0.34)%	(0.17)%	(0.29)%	(0.28)%	(0.19)%
Portfolio turnover rate(e)	77%	45%	30%	36%	27%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund	31

Notes to Financial Statements

1     Organization

Prudential Sector Funds, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Jennison Health Sciences Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

Effective February 24, 2020, the Fund reopened to investment by new investors in Class A, C, R, Z and R6 shares of the Fund. From June 29, 2012 to February 24, 2020, the Fund was generally closed to new investors.

The investment objective of the Fund is long-term capital appreciation.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

32

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

PGIM Jennison Health Sciences Fund	33

Notes to Financial Statements (continued)

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported Net change in unrealized appreciation (depreciation) on investments and Net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements

34

which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Warrants: The Fund held warrants acquired either through a direct purchase or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

PGIM Jennison Health Sciences Fund	35

Notes to Financial Statements (continued)

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

36

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.75% to $1 billion of average daily net assets and 0.70% over $1 billion of average daily net assets. The effective management fee rate before any waivers and/or expense reimbursements was 0.72% for the year ended November 30, 2021.

The Manager has contractually agreed, through March 31, 2023, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual fund operating expenses to exceed 0.82% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%,1% and 0.75% of the average daily net assets of the Class A, Class C and Class R shares, respectively. PIMS has contractually agreed through March 31, 2023 to limit such fees to 0.50% of the average daily net assets of the Class R shares. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

For the year ended November 30, 2021, PIMS received $520,349 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended November 30, 2021, PIMS received $247 and $4,351 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential

PGIM Jennison Health Sciences Fund	37

Notes to Financial Statements (continued)

Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended November 30, 2021, no 17a-7 transactions were entered into by the Fund.

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended November 30, 2021, were $1,774,578,173 and $2,033,991,555, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended November 30, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$ 7,867,525	$1,062,184,923	$1,027,505,321	$—	$—	$42,547,127	42,547,127	$46,558

38

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund (1)(b)(wa)
$ 324,588,562	$1,178,563,624	$1,370,901,699	$(85,009)	$32,129	$132,197,607	132,290,210	$124,844	(2)

$ 332,456,087	$2,240,748,547	$2,398,407,020	$(85,009)	$32,129	$174,744,734		$171,402

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the tax year ended November 30, 2021, the adjustments were to decrease total distributable earnings and increase paid-in capital in excess of par by $117,500 due to the tax treatment of fund redemptions. Net investment income (loss), net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended November 30, 2021, the tax character of dividends paid by the Fund were $41,695,349 of ordinary income and $382,101,217 of long-term capital gains. For the year ended November 30, 2020, the tax character of dividends paid by the Fund was $57,770,968 of long-term capital gains.

As of November 30, 2021, the accumulated undistributed earnings on a tax basis were $40,553,615 of ordinary income and $506,317,322 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,674,968,715	$725,163,939	$(78,353,309)	$646,810,630

The difference between GAAP and tax basis were primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies.

PGIM Jennison Health Sciences Fund	39

Notes to Financial Statements (continued)

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended November 30, 2021 are subject to such review.

7.    Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 2,000,000,000 shares of common stock, $0.01 par value per share, 515,000,000 of which are designated as shares of the Fund. The shares are further classified and designated as follows:

Class A	75,000,000
Class B	10,000,000
Class C	30,000,000
Class R	50,000,000
Class Z	150,000,000
Class T	70,000,000
Class R6	130,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

40

As of November 30, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	5,951	0.1%
Class R	186,961	93.9%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	6	61.5%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2021:
Shares sold	984,041	$50,994,319
Shares issued in reinvestment of dividends and distributions	3,508,407	174,087,174
Shares purchased	(2,495,963)	(129,357,342)

Net increase (decrease) in shares outstanding before conversion	1,996,485	95,724,151
Shares issued upon conversion from other share class(es)	704,400	37,452,139
Shares purchased upon conversion into other share class(es)	(232,408)	(12,217,069)

Net increase (decrease) in shares outstanding	2,468,477	$120,959,221

Year ended November 30, 2020:
Shares sold	781,860	$36,850,489
Shares issued in reinvestment of dividends and distributions	522,971	22,937,488
Shares purchased	(2,842,705)	(128,180,909)

Net increase (decrease) in shares outstanding before conversion	(1,537,874)	(68,392,932)
Shares issued upon conversion from other share class(es)	698,984	33,169,506
Shares purchased upon conversion into other share class(es)	(302,978)	(14,558,747)

Net increase (decrease) in shares outstanding	(1,141,868)	$(49,782,173)

Class B
Period ended June 26, 2020*:
Shares sold	6,704	$209,595
Shares issued in reinvestment of dividends and distributions	5,583	173,953
Shares purchased	(17,932)	(528,540)

Net increase (decrease) in shares outstanding before conversion	(5,645)	(144,992)
Shares purchased upon conversion into other share class(es)	(131,008)	(4,245,282)

Net increase (decrease) in shares outstanding	(136,653)	$(4,390,274)

PGIM Jennison Health Sciences Fund	41

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended November 30, 2021:
Shares sold	276,491	$9,350,829
Shares issued in reinvestment of dividends and distributions	383,834	12,228,955
Shares purchased	(138,577)	(4,634,135)

Net increase (decrease) in shares outstanding before conversion	521,748	16,945,649
Shares purchased upon conversion into other share class(es)	(870,678)	(29,854,740)

Net increase (decrease) in shares outstanding	(348,930)	$(12,909,091)

Year ended November 30, 2020:
Shares sold	185,719	$6,423,671
Shares issued in reinvestment of dividends and distributions	61,038	1,914,760
Shares purchased	(217,690)	(6,786,799)

Net increase (decrease) in shares outstanding before conversion	29,067	1,551,632
Shares purchased upon conversion into other share class(es)	(710,970)	(24,127,191)

Net increase (decrease) in shares outstanding	(681,903)	$(22,575,559)

Class R
Year ended November 30, 2021:
Shares sold	35,224	$1,763,549
Shares issued in reinvestment of dividends and distributions	45,917	2,193,004
Shares purchased	(68,235)	(3,352,590)

Net increase (decrease) in shares outstanding	12,906	$603,963

Year ended November 30, 2020:
Shares sold	52,346	$2,314,018
Shares issued in reinvestment of dividends and distributions	6,797	290,160
Shares purchased	(78,664)	(3,441,846)

Net increase (decrease) in shares outstanding	(19,521)	$(837,668)

Class Z
Year ended November 30, 2021:
Shares sold	4,005,657	$242,012,993
Shares issued in reinvestment of dividends and distributions	3,459,204	198,419,938
Shares purchased	(5,847,766)	(348,265,291)

Net increase (decrease) in shares outstanding before conversion	1,617,095	92,167,640
Shares issued upon conversion from other share class(es)	213,937	13,001,022
Shares purchased upon conversion into other share class(es)	(1,811,856)	(104,765,673)

Net increase (decrease) in shares outstanding	19,176	$402,989

Year ended November 30, 2020:
Shares sold	3,487,342	$191,101,215
Shares issued in reinvestment of dividends and distributions	538,989	26,545,204
Shares purchased	(6,696,636)	(333,559,337)

Net increase (decrease) in shares outstanding before conversion	(2,670,305)	(115,912,918)
Shares issued upon conversion from other share class(es)	285,803	15,448,399
Shares purchased upon conversion into other share class(es)	(111,071)	(6,051,449)

Net increase (decrease) in shares outstanding	(2,495,573)	$(106,515,968)

42

Class R6	Shares	Amount
Year ended November 30, 2021:
Shares sold	394,151	$23,979,072
Shares issued in reinvestment of dividends and distributions	57,433	3,308,694
Shares purchased	(497,907)	(30,847,488)

Net increase (decrease) in shares outstanding before conversion	(46,323)	(3,559,722)
Shares issued upon conversion from other share class(es)	1,670,458	96,675,844
Shares purchased upon conversion into other share class(es)	(4,742)	(291,523)

Net increase (decrease) in shares outstanding	1,619,393	$92,824,599

Year ended November 30, 2020:
Shares sold	186,914	$9,625,200
Shares issued in reinvestment of dividends and distributions	16,661	823,043
Shares purchased	(510,077)	(26,818,901)

Net increase (decrease) in shares outstanding before conversion	(306,502)	(16,370,658)
Shares issued upon conversion from other share class(es)	6,732	364,764

Net increase (decrease) in shares outstanding	(299,770)	$(16,005,894)

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.    Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended November 30, 2021. The average daily balance for the 7 days that the Fund had loans outstanding during the period was

PGIM Jennison Health Sciences Fund	43

Notes to Financial Statements (continued)

$1,496,571, borrowed at a weighted average interest rate of 1.42%. The maximum loan balance outstanding during the period was $1,592,000. At November 30, 2021, the Fund did not have an outstanding loan balance.

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of

44

foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for long periods of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

Health Sciences Sector Risk: Investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices, procedures and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. Health Sciences companies are affected by patent considerations, intense competition, pricing pressure, rapid technology change and obsolescence, changes in the demand for and costs of medical products and services regulatory requirements of various federal and state agencies, product liability claims and other market developments. In addition, some of these companies are relatively small and have thinly traded securities, may not yet offer products or may offer a single product, and may have persistent losses during a new product’s transition from development to production, or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Initial Public Offerings Risk: The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater

PGIM Jennison Health Sciences Fund	45

Notes to Financial Statements (continued)

and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Investment Style Risk: There is the risk that the particular investment style followed by the Fund may be out of favor for a period of time.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the

46

Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

10.    Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

PGIM Jennison Health Sciences Fund	47

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Sector Funds, Inc. and Shareholders of PGIM Jennison Health Sciences Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Health Sciences Fund (one of the funds constituting Prudential Sector Funds, Inc., referred to hereafter as the “Fund”) as of November 30, 2021, the related statement of operations for the year ended November 30, 2021, the statement of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the two years in the period ended November 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period ended November 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2019 and the financial highlights for each of the periods ended on or prior to November 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

January 14, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

48

Tax Information (unaudited)

We are advising you that during the year ended November 30, 2021, the Fund reports the maximum amount allowed per share but not less than $10.55 for Class A, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2021, the Fund reports, in accordance under Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Health Sciences Fund	22.92%	12.90%

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2021.

PGIM Jennison Health Sciences Fund	49

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Health Sciences Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Health Sciences Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM Jennison Health Sciences Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Health Sciences Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Health Sciences Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

[1]	PGIM Jennison Health Sciences Fund is a series of Prudential Sector Funds, Inc.

PGIM Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds, and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits

PGIM Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause annual fund operating expenses for Class R6 shares to exceed 0.82% through March 31, 2022.

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•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Health Sciences Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS
Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Dino Capasso, Chief Compliance Officer ● Jonathan Corbett, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Diana N. Huffman, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Health Sciences Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

 Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON HEALTH SCIENCES FUND

SHARE CLASS	A	C	R	Z	R6

NASDAQ	PHLAX	PHLCX	PJHRX	PHSZX	PHLQX

CUSIP	74441P502	74441P700	74441P791	74441P866	74441P775

MF188E3

PGIM JENNISON UTILITY FUND

ANNUAL REPORT

NOVEMBER 30, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder: We hope you find the annual report for the PGIM Jennison Utility Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2021.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The Federal Reserve (the Fed) slashed interest rates and kept them near zero to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval. Those measures were enough to offset the fear of rising inflation and supply chain challenges that threatened to disrupt growth.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

While investors sought safety in fixed income early in the period, they turned cautious later due to concerns about higher inflation and the Fed reducing its bond-buying programs. During the period, investment-grade bonds in the US and the overall global bond market, along with emerging market debt, posted negative returns. US high yield corporate bonds posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1.5 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Utility Fund

January 14, 2022

PGIM Jennison Utility Fund     3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/21

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	2.50	10.04	10.66	—

(without sales charges)	8.46	11.29	11.29	—

Class C

(with sales charges)	6.72	10.49	10.51	—

(without sales charges)	7.72	10.49	10.51	—

Class R

(without sales charges)	8.24	11.00	11.04	—

Class Z

(without sales charges)	8.84	11.65	11.65	—

Class R6

(without sales charges)	8.85	N/A	N/A	10.71 (01/26/2018)

S&P 500 Utilities Index

	8.08	10.79	10.40	—

S&P 500 Index

	27.92	17.89	16.15	—

Average Annual Total Returns as of 11/30/21 Since Inception (%)

Class R6
(01/26/2018)

S&P 500 Utilities Index	10.44

S&P 500 Index	15.44

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Utilities Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (November 30, 2011) and the account values at the end of the current fiscal year (November 30, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Utility Fund     5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

S&P 500 Utilities Index*—The S&P 500 Utilities Index is an unmanaged, market capitalization-weighted index including those companies considered electric, gas, or water utilities, or companies that operate as independent producers and/or distributors of power.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Utilities Index (the Index) and the S&P 500 Index are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 11/30/21

Ten Largest Holdings	Line of Business	% of Net Assets

NextEra Energy, Inc.	Electric Utilities	9.9%

Cheniere Energy, Inc.	Oil & Gas Storage & Transportation	4.8%

CenterPoint Energy, Inc.	Multi-Utilities	4.6%

NextEra Energy Partners LP	Renewable Electricity	4.3%

Public Service Enterprise Group, Inc.	Multi-Utilities	4.1%

Ameren Corp.	Multi-Utilities	4.0%

Dominion Energy, Inc.	Multi-Utilities	3.9%

CMS Energy Corp.	Multi-Utilities	3.5%

Exelon Corp.	Electric Utilities	3.0%

Xcel Energy, Inc.	Electric Utilities	2.9%

Holdings reflect only long-term investments.

PGIM Jennison Utility Fund     7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Utility Fund’s Class Z shares returned 8.84% in the 12-month reporting period that ended November 30, 2021, outperforming the 8.08% return of the S&P 500 Utilities Index (the Index).

What were the market conditions?

•	Following the tumultuous performance of early 2020 due to the impact of COVID-19, equity markets recovered in late 2020 and continued their recovery through much of 2021.

•	Markets were initially led higher by sectors and industries that benefited the most from a cyclical economic recovery.

•

By the middle of 2021, growth-oriented companies began to drive equity markets even higher at the same time that the Federal Reserve’s comments began to reflect concerns about labor shortages and rising prices.

•

Despite concerns regarding another wave of global shutdowns due to new variants of the COVID-19 virus, markets held onto most of their earlier performance gains through the end of the reporting period.

•	Utilities, despite being up for the period, were the worst-performing sector in the overall market.

•

The largest segment in the Index, electric utilities, outperformed gas and multi-utilities during the period. Water utilities also produced comparatively strong performance, as did the independent power producers segment, which represents a small component of the Index.

What worked?

The Fund’s modest, but important, allocation to midstream energy (primarily focused on natural gas) was the largest driver of outperformance relative to the Index during the reporting period. The Fund also benefited from its investments in renewable energy companies.

Top absolute contributors:

•

Cheniere Energy, Inc., an integrated, full-service liquefied natural gas (LNG) company, owns and operates LNG receiving terminals and pipelines in Louisiana and Texas. Cheniere benefited from tight, global LNG markets and a historically high natural gas price environment. Jennison continues to favor Cheniere in light of the company’s first-mover advantage and attractive fixed-fee “take-or-pay” contract revenues, with roughly 80% of its capacity under long-term contracts. Given the material decline in annual capacity additions, coupled with increases in global demand, Jennison expects a future gap in supply and demand that should provide tailwinds for Cheniere over the next several years.

•	NextEra Energy, Inc. announced during the period that it was raising its 2021 earnings guidance and extending its 8% growth outlook to 2023. Management pointed to the

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ongoing strength of the company’s renewables development and execution across all lines of business, which led to increased conviction in their outlook. With the stock approaching $300 per share, the company also approved a 4:1 stock split, making shares more investable to a broader investment pool, a move typically attractive to retail investors. In Jennison’s view, NextEra remains the industry’s best-in-class clean energy/ESG (environmental, social, and governance) story.

•

Targa Resources Corp. owns a portfolio of integrated midstream energy assets across the natural gas and natural gas liquids (NGLs) value chain. The company’s diverse platform connects low-cost natural gas and NGL supply to demand markets in the US and internationally through facilities in the Gulf Coast. Targa has benefited from its integrated, Permian/Gulf Coast-centric asset footprint and, as its primary business is the gathering and processing of natural gas, from the highest commodity price environment in years. Targa continues to lead the sector from a free cash flow standpoint, while maintaining capital discipline in an effort to reduce leverage that should ultimately drive improved shareholder value in Jennison’s view. With its attractive EBITDA (earnings before interest, taxes, depreciation, and amortization) growth profile, higher fee-based margins, lower leverage, and significant free cash flow after dividends and capital expenditures, Jennison continues to favor Targa.

What didn’t work?

An out-of-Index allocation to oil and gas storage and transportation in the midstream infrastructure segment detracted most significantly from the Fund’s relative returns during the reporting period. An underweight allocation to electric utilities, along with poor stock selection in the water utilities segment, also undermined relative returns.

Top absolute detractors:

•

Denmark-based Orsted A/S develops and operates global, renewable generation facilities. The company was among the first movers in offshore wind farms and now has a solid project pipeline in Europe, the US, and Asia. Jennison favors the company for its leadership position in global offshore wind power generation, overall strategy of providing a broad customer offering of clean, 24x7 power in an increasingly electrifying global market, and strong balance sheet. Orsted is also positioning itself as a renewables hydrogen player, providing additional upside potential. The stock struggled for most of 2021 due to a confluence of factors, including competitive concerns and an operational setback, but the company continued to make progress on its longer-term growth opportunities. Jennison views Orsted as one of the best-placed companies to prosper from the ongoing, global transition to clean, renewable energy.

•

New Orleans-based Entergy Corp., one of the larger utilities in the Southeast, serves 2.9 million customers in Arkansas, Louisiana, Mississippi, and Texas. Entergy also owns a nonregulated nuclear plant located in Michigan but expects to exit the merchant energy business by 2022. Jennison expects the company to produce solid mid-to-high single-digit annual earnings-per-share (EPS) growth over the next several years, supported by constructive regulatory environments in its areas of operation.

PGIM Jennison Utility Fund     9

Strategy and Performance Overview (continued)

Storms over the past two years caused material damages to the company’s service territory. Entergy incurred costs to recover and repair the system, but is likely to securitize these costs and remove the financial overhang.

•

Enel S.p.A., along with its subsidiaries and affiliates, is an Italy-based, multinational integrated electricity and gas operator with a focus on Europe and Latin America. Despite improving performance for renewables, Enel’s Latin America exposure and recurring currency translation headwinds hurt results. In addition, as the parent company of Spanish utility Endesa, Enel faced concerns about a tariff claw-back on renewables companies by the Spanish government. In Jennison’s view, Enel stock was unfairly punished for its Endesa exposure. Enel remains a global onshore renewables powerhouse, producing sector-leading EPS growth, primarily driven by the company’s investments in renewables and networks, along with its operating expense savings potential.

Current outlook

•

It has been a humbling period for utilities investors, with the sector underperforming the broader market. Jennison attributes this underperformance to rising rate fears, milder COVID-19 effects on the economy, and rotation into more economically sensitive cyclical stocks throughout 2021. However, Jennison holds a constructive view on the sector heading into 2022. Valuations look attractive and fundamentals continue to improve, as evidenced by positive updates on increasing, multi-year capital plans and an impressive streak of supportive regulatory outcomes in the fourth quarter of 2021. Furthermore, utilities have shown that they are able to manage the impact of inflationary pressures with efficiency gains. That said, Jennison remains mindful that the sector may encounter challenges in gaining investor mindshare amid the prevailing speculative bull market.

•

Broadly speaking, utility fundamentals are healthy. Jennison believes the sector could generate mid-to-high single-digit earnings growth with commensurate dividend growth, supported by highly visible capital expenditure trajectories and improving regulatory regimes. In particular, utilities are well positioned to capitalize on the energy transition currently underway. The quest for cleaner power sources is driving demand for renewable energy. The grid infrastructure investments needed to modernize aging networks and absorb the intermittent nature of renewable generation should drive growth in the sector for the foreseeable future, in Jennison’s view.

•	Given current trends, Jennison favors utilities with the following characteristics:

•

Those providing solid and sustainable dividend yields and offering above-average projected earnings and/or dividend growth, particularly those operating in constructive regulatory environments that support timely and attractive returns on deployed capital.

•	Companies able to mitigate customer bill impacts by focusing on operating efficiencies, versus the common strategy of serial rate increase requests.

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•	Companies featuring improving ESG attributes, with the expectation that ESG factors will keep growing in importance.

•

Midstream companies that maintain strong balance sheets and integrated asset systems with multiple touchpoints across the energy value chain. Large, diversified midstream infrastructure companies reported numbers well above expectations during the period, while fundamental strength for the group remains strong as overall energy-sector sentiment continues to improve. This, coupled with continued capital discipline, has led the Fund to selectively increase its exposure to midstream companies with assets likely to benefit from improved refined products demand. As people gradually return to pre-COVID-19 traveling habits, Jennison expects an eventual recovery in crude oil drilling activity in the Permian and Bakken basins.

•

Communications infrastructure companies focused on wireless towers and datacenter operations. Tower companies are generally insulated from material COVID-19 impacts as they have long-term contracts with wireless operators, and are subject to low counterparty risk. In Europe, Jennison sees compelling growth potential through mergers and acquisitions in the independent tower sector, alongside organic secular growth opportunities. In the datacenter space, the demand for cloud hosting services for enterprises has increased during the pandemic as more employers have moved to a “work-from-home” model. Currently, with employees returning to the office and with most companies seeking to maintain flexible work practices going forward, Jennison anticipates that demand will continue to grow. Fundamentally, both industries are positioned to capitalize on exponential data demand growth around the world.

PGIM Jennison Utility Fund     11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Utility Fund		Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual Hypothetical	$1,000.00 $1,000.00	$1,035.70 $1,020.91	0.83% 0.83%	$4.24 $4.20
Class C	Actual Hypothetical	$1,000.00 $1,000.00	$1,032.30 $1,017.10	1.59% 1.59%	$8.10 $8.04
Class R	Actual Hypothetical	$1,000.00 $1,000.00	$1,034.90 $1,019.60	1.09% 1.09%	$5.56 $5.52
Class Z	Actual Hypothetical	$1,000.00 $1,000.00	$1,038.10 $1,022.26	0.56% 0.56%	$2.86 $2.84
Class R6	Actual Hypothetical	$1,000.00 $1,000.00	$1,037.90 $1,022.66	0.48% 0.48%	$2.45 $2.43

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2021, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Utility Fund     13

Schedule of Investments

as of November 30, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 98.7%

COMMON STOCKS 97.9%

Electric Utilities 37.0%

Alliant Energy Corp.	1,587,782	$86,994,576
Avangrid, Inc.(a)	664,536	33,638,812
Duke Energy Corp.	518,286	50,278,925
Edison International	593,833	38,765,418
Enel SpA (Italy)	4,297,259	32,703,790
Entergy Corp.	700,032	70,241,211
Evergy, Inc.	1,456,078	92,169,737
Eversource Energy	556,024	45,744,095
Exelon Corp.	1,968,263	103,786,508
FirstEnergy Corp.	2,243,235	84,480,230
Iberdrola SA (Spain)	4,552,988	51,035,965
NextEra Energy, Inc.	3,906,637	339,017,959
OGE Energy Corp.	982,521	33,720,121
Orsted A/S (Denmark), 144A	238,907	30,788,330
PG&E Corp.*	5,645,606	67,069,799
Xcel Energy, Inc.	1,577,562	100,538,026

		1,260,973,502

Electrical Components & Equipment 1.0%

Fluence Energy, Inc.*	1,063,789	33,711,474

Independent Power Producers & Energy Traders 2.9%

AES Corp. (The)	3,304,766	77,265,429
Drax Group PLC (United Kingdom)	2,906,869	21,275,527

		98,540,956

Integrated Telecommunication Services 2.6%

Cellnex Telecom SA (Spain), 144A(a)	1,495,918	88,279,887

Multi-Utilities 31.6%

Ameren Corp.	1,657,003	135,194,875
CenterPoint Energy, Inc.	6,086,232	157,694,271
CMS Energy Corp.	2,009,739	118,273,140
Dominion Energy, Inc.	1,859,216	132,376,179
DTE Energy Co.	856,469	92,789,851
Engie SA (France)	3,180,805	46,212,345
NiSource, Inc.	2,781,755	68,180,815
Public Service Enterprise Group, Inc.	2,227,974	139,226,095
RWE AG (Germany)	1,938,100	75,004,434

See Notes to Financial Statements.

PGIM Jennison Utility Fund     15

Schedule of Investments (continued)

as of November 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Multi-Utilities (cont’d.)

Sempra Energy	256,919	$30,796,881
Veolia Environnement SA (France)	2,503,786	80,496,529

		1,076,245,415

Oil & Gas Storage & Transportation 10.0%

Cheniere Energy, Inc.	1,564,528	163,978,180
DT Midstream, Inc.	1,168,486	53,598,453
Targa Resources Corp.	1,720,549	88,831,945
Williams Cos., Inc. (The)	1,250,959	33,513,191

		339,921,769

Renewable Electricity 7.1%

China Longyuan Power Group Corp. Ltd. (China) (Class H Stock)	15,037,573	30,774,021
Corp. ACCIONA Energias Renovables SA (Spain)*	725,000	25,105,611
EDP Renovaveis SA (Spain)	1,658,242	42,544,843
NextEra Energy Partners LP	1,714,410	145,810,570

		244,235,045

Specialized REITs 1.2%

SBA Communications Corp.	117,375	40,353,525

Water Utilities 4.5%

American Water Works Co., Inc.	420,471	70,878,796
Essential Utilities, Inc.	1,769,525	83,645,447

		154,524,243

TOTAL COMMON STOCKS
(cost $2,154,246,105)		3,336,785,816

PREFERRED STOCK 0.8%

Independent Power Producers & Energy Traders

AES Corp. (The), CVT, 6.875%, Maturing 02/15/24(a)
(cost $30,548,400)	305,484	28,666,619

TOTAL LONG-TERM INVESTMENTS
(cost $2,184,794,505)		3,365,452,435

SHORT-TERM INVESTMENTS 2.5%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	30,414,705	30,414,705

See Notes to Financial Statements.

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund
(cost $52,992,432; includes $52,989,466 of cash collateral for securities on loan)(b)(wa)	53,028,674	$52,991,554

TOTAL SHORT-TERM INVESTMENTS
(cost $83,407,137)		83,406,259

TOTAL INVESTMENTS 101.2%
(cost $2,268,201,642)		3,448,858,694
Liabilities in excess of other assets (1.2)%		(39,980,903)

NET ASSETS 100.0%		$3,408,877,791

Below is a list of the abbreviation(s) used in the annual report:

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

CVT — Convertible Security

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

REITs — Real Estate Investment Trust

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $48,735,523; cash collateral of $52,989,466 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Jennison Utility Fund     17

Schedule of Investments (continued)

as of November 30, 2021

The following is a summary of the inputs used as of November 30, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Electric Utilities	$1,146,445,417	$114,528,085	$—
Electrical Components & Equipment	33,711,474	—	—
Independent Power Producers & Energy Traders	77,265,429	21,275,527	—
Integrated Telecommunication Services	—	88,279,887	—
Multi-Utilities	874,532,107	201,713,308	—
Oil & Gas Storage & Transportation	339,921,769	—	—
Renewable Electricity	145,810,570	98,424,475	—
Specialized REITs	40,353,525	—	—
Water Utilities	154,524,243	—	—
Preferred Stock
Independent Power Producers & Energy Traders	28,666,619	—	—
Short-Term Investments
Affiliated Mutual Funds	83,406,259	—	—

Total	$2,924,637,412	$524,221,282	$—

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2021 were as follows (unaudited):

Electric Utilities	37.0%
Multi-Utilities	31.6
Oil & Gas Storage & Transportation	10.0
Renewable Electricity	7.1
Water Utilities	4.5
Independent Power Producers & Energy Traders	3.7
Integrated Telecommunication Services	2.6
Affiliated Mutual Funds (1.6% represents investments purchased with collateral from securities on loan)	2.5

Specialized REITs	1.2%
Electrical Components & Equipment	1.0

101.2
Liabilities in excess of other assets	(1.2)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$48,735,523	$(48,735,523)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Utility Fund     19

Statement of Assets and Liabilities

as of November 30, 2021

Assets
Investments at value, including securities on loan of $48,735,523:
Unaffiliated investments (cost $2,184,794,505)	$3,365,452,435
Affiliated investments (cost $83,407,137)	83,406,259
Receivable for investments sold	26,328,402
Dividends receivable	8,257,724
Receivable for Fund shares sold	1,365,275
Tax reclaim receivable	1,155,668
Prepaid expenses	17,954

Total Assets	3,485,983,717

Liabilities
Payable to broker for collateral for securities on loan	52,989,466
Payable for investments purchased	16,727,014
Payable for Fund shares purchased	3,370,347
Accrued expenses and other liabilities	1,817,822
Management fee payable	1,202,499
Distribution fee payable	813,322
Affiliated transfer agent fee payable	172,004
Directors’ fees payable	12,106
Payable to custodian	1,346

Total Liabilities	77,105,926

Net Assets	$3,408,877,791

Net assets were comprised of:
Common stock, at par	$2,003,100
Paid-in capital in excess of par	1,811,417,581
Total distributable earnings (loss)	1,595,457,110

Net assets, November 30, 2021	$3,408,877,791

See Notes to Financial Statements.

Class A
Net asset value and redemption price per share, ($2,888,430,751 ÷ 169,771,971 shares of common stock issued and outstanding)	$17.01
Maximum sales charge (5.50% of offering price)	0.99

Maximum offering price to public	$18.00

Class C
Net asset value, offering price and redemption price per share, ($55,288,377 ÷ 3,268,560 shares of common stock issued and outstanding)	$16.92

Class R
Net asset value, offering price and redemption price per share, ($84,416,388 ÷ 4,966,130 shares of common stock issued and outstanding)	$17.00

Class Z
Net asset value, offering price and redemption price per share, ($314,365,494 ÷ 18,410,347 shares of common stock issued and outstanding)	$17.08

Class R6
Net asset value, offering price and redemption price per share, ($66,376,781 ÷ 3,893,037 shares of common stock issued and outstanding)	$17.05

See Notes to Financial Statements.

PGIM Jennison Utility Fund     21

Statement of Operations

Year Ended November 30, 2021

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $1,854,129 foreign withholding tax)	$63,639,804
Income from securities lending, net (including affiliated income of $51,920)	93,041
Affiliated dividend income	61,697

Total income	63,794,542

Expenses
Management fee	14,265,460
Distribution fee(a)	9,874,006
Transfer agent’s fees and expenses (including affiliated expense of $1,340,144)(a)	3,068,371
Custodian and accounting fees	255,368
Shareholders’ reports	131,264
Registration fees(a)	94,272
Directors’ fees	53,257
Legal fees and expenses	33,987
Audit fee	23,800
Miscellaneous	58,330

Total expenses	27,858,115
Less: Distribution fee waiver(a)	(209,028)

Net expenses	27,649,087

Net investment income (loss)	36,145,455

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(21,315))	412,426,449
Foreign currency transactions	310,219

412,736,668

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $7,927)	(171,064,168)
Foreign currencies	(126,660)

(171,190,828)

Net gain (loss) on investment and foreign currency transactions	241,545,840

Net Increase (Decrease) In Net Assets Resulting From Operations	$277,691,295

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	8,683,943	562,979	627,084	—	—
Transfer agent’s fees and expenses	2,501,113	72,072	126,632	367,176	1,378
Registration fees	25,138	14,075	7,611	31,424	16,024
Distribution fee waiver	—	—	(209,028)	—	—

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended November 30,

	2021	2020

Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$ 36,145,455	$ 52,773,949

Net realized gain (loss) on investment and foreign currency transactions	412,736,668	15,394,824

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(171,190,828)	159,013,969

Net increase (decrease) in net assets resulting from operations	277,691,295	227,182,742

Dividends and Distributions

Distributions from distributable earnings

Class A	(51,239,984)	(156,734,253)

Class B	—	(720,267)

Class C	(663,920)	(3,189,017)

Class R	(1,244,722)	(4,519,934)

Class Z	(6,639,310)	(17,728,579)

Class R6	(469,477)	(195,637)

	(60,257,413)	(183,087,687)

Fund share transactions (Net of share conversions)

Net proceeds from shares sold	184,829,668	215,063,340

Net asset value of shares issued in reinvestment of dividends and distributions	57,719,273	175,950,514

Cost of shares purchased	(401,021,149)	(483,886,327)

Net increase (decrease) in net assets from Fund share transactions	(158,472,208)	(92,872,473)

Total increase (decrease)	58,961,674	(48,777,418)

Net Assets:

Beginning of year	3,349,916,117	3,398,693,535

End of year	$3,408,877,791	$3,349,916,117

See Notes to Financial Statements.

PGIM Jennison Utility Fund     23

Financial Highlights

Class A Shares
		Year Ended November 30,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.97	$15.72	$14.60	$15.06	$13.18
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.24	0.28	0.29	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.16	0.86	2.02	(0.12)	2.62
Total from investment operations	1.33	1.10	2.30	0.17	2.86
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.23)	(0.29)	(0.30)	(0.23)
Distributions from net realized gains	(0.08)	(0.62)	(0.89)	(0.33)	(0.75)
Total dividends and distributions	(0.29)	(0.85)	(1.18)	(0.63)	(0.98)
Net asset value, end of year	$17.01	$15.97	$15.72	$14.60	$15.06
Total Return(b):	8.46%	7.47%	17.53%	1.42%	22.87%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,888	$2,878	$2,908	$2,644	$2,912
Average net assets (in millions)	$2,895	$2,815	$2,787	$2,626	$2,791
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.82%	0.83%	0.84%	0.83%	0.83%
Expenses before waivers and/or expense reimbursement	0.82%	0.83%	0.84%	0.83%	0.83%
Net investment income (loss)	1.06%	1.61%	1.92%	2.10%	1.74%
Portfolio turnover rate(e)	38%	28%	31%	39%	24%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class C Shares
		Year Ended November 30,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.89	$15.63	$14.53	$14.99	$13.12
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.13	0.17	0.19	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.16	0.87	2.00	(0.12)	2.60
Total from investment operations	1.21	1.00	2.17	0.07	2.75
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.12)	(0.18)	(0.20)	(0.13)
Distributions from net realized gains	(0.08)	(0.62)	(0.89)	(0.33)	(0.75)
Total dividends and distributions	(0.18)	(0.74)	(1.07)	(0.53)	(0.88)
Net asset value, end of year	$16.92	$15.89	$15.63	$14.53	$14.99
Total Return(b):	7.72%	6.71%	16.59%	0.67%	22.06%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$55	$61	$68	$94	$115
Average net assets (in millions)	$56	$63	$77	$98	$118
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.59%	1.59%	1.59%	1.57%	1.53%
Expenses before waivers and/or expense reimbursement	1.59%	1.59%	1.59%	1.57%	1.53%
Net investment income (loss)	0.31%	0.87%	1.15%	1.37%	1.06%
Portfolio turnover rate(e)	38%	28%	31%	39%	24%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Utility Fund     25

Financial Highlights (continued)

Class R Shares
	Year Ended November 30,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.95	$15.70	$14.59	$15.05	$13.17
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.20	0.24	0.25	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.16	0.86	2.01	(0.12)	2.62
Total from investment operations	1.29	1.06	2.25	0.13	2.83
Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.19)	(0.25)	(0.26)	(0.20)
Distributions from net realized gains	(0.08)	(0.62)	(0.89)	(0.33)	(0.75)
Total dividends and distributions	(0.24)	(0.81)	(1.14)	(0.59)	(0.95)
Net asset value, end of year	$17.00	$15.95	$15.70	$14.59	$15.05
Total Return(b):	8.24%	7.14%	17.23%	1.15%	22.64%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$84	$82	$89	$77	$89
Average net assets (in millions)	$84	$84	$83	$79	$81
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.10%	1.11%	1.11%	1.11%	1.03%
Expenses before waivers and/or expense reimbursement	1.35%	1.36%	1.36%	1.36%	1.28%
Net investment income (loss)	0.78%	1.34%	1.64%	1.82%	1.53%
Portfolio turnover rate(e)	38%	28%	31%	39%	24%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class Z Shares
	Year Ended November 30,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.02	$15.74	$14.62	$15.08	$13.19
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.28	0.32	0.33	0.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.17	0.89	2.02	(0.12)	2.63
Total from investment operations	1.39	1.17	2.34	0.21	2.91
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.27)	(0.33)	(0.34)	(0.27)
Distributions from net realized gains	(0.08)	(0.62)	(0.89)	(0.33)	(0.75)
Total dividends and distributions	(0.33)	(0.89)	(1.22)	(0.67)	(1.02)
Net asset value, end of year	$17.08	$16.02	$15.74	$14.62	$15.08
Total Return(b):	8.84%	7.96%	17.83%	1.70%	23.29%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$314	$323	$313	$227	$259
Average net assets (in millions)	$325	$308	$271	$229	$237
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.56%	0.57%	0.56%	0.56%	0.53%
Expenses before waivers and/or expense reimbursement	0.56%	0.57%	0.56%	0.56%	0.53%
Net investment income (loss)	1.32%	1.85%	2.18%	2.37%	2.03%
Portfolio turnover rate(e)	38%	28%	31%	39%	24%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Utility Fund     27

Financial Highlights (continued)

Class R6 Shares
				January 26, 2018(a) through November 30,
	Year Ended November 30,

	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$16.00	$15.75	$14.62	$13.96
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.28	0.33	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.18	0.87	2.03	0.73
Total from investment operations	1.39	1.15	2.36	0.94
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.28)	(0.34)	(0.28)
Distributions from net realized gains	(0.08)	(0.62)	(0.89)	-
Total dividends and distributions	(0.34)	(0.90)	(1.23)	(0.28)
Net asset value, end of period	$17.05	$16.00	$15.75	$14.62
Total Return(c):	8.85%	7.81%	17.94%	6.87%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$66	$6	$3	$1
Average net assets (in millions)	$38	$4	$3	$1
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.48%	0.52%	0.52%	0.52	%(e)
Expenses before waivers and/or expense reimbursement	0.48%	0.63%	1.38%	4.18	%(e)
Net investment income (loss)	1.21%	1.83%	2.24%	1.74	%(e)
Portfolio turnover rate(f)	38%	28%	31%	39%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Notes to Financial Statements

1.   Organization

Prudential Sector Funds, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Jennison Utility Fund (the “Fund”), a series of the RIC. The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek total return through a combination of capital appreciation and current income.

2.   Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Jennison Utility Fund     29

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported Net change in unrealized appreciation (depreciation) on investments and Net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the

PGIM Jennison Utility Fund     31

Notes to Financial Statements (continued)

Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.60% to $250 million of average daily net assets, 0.50% on next $500 million of average daily net assets, 0.45% on next $750 million of average daily net

PGIM Jennison Utility Fund     33

Notes to Financial Statements (continued)

assets, 0.40% on next $500 million of average daily net assets, 0.35% on next $2 billion of average daily net assets, 0.325% on next $2 billion of average daily net assets, and 0.30% over $6 billion of average daily net assets. The effective management fee rate before any waivers and/or expense reimbursements was 0.42% for the year ended November 30, 2021.

The Manager has contractually agreed, through March 31, 2023, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 0.52% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%,1% and 0.75% of the average daily net assets of the Class A, Class C and Class R shares, respectively. PIMS has contractually agreed through March 31, 2023 to limit such fees to 0.50% of the average daily net assets of the Class R shares. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

For the year ended November 30, 2021, PIMS received $834,507 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended November 30, 2021, PIMS received $2 and $3,907 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended November 30, 2021, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended November 30, 2021, were $1,251,248,417 and $1,421,263,085, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended November 30, 2021, is presented as follows:

PGIM Jennison Utility Fund     35

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$ 26,771,444	$ 872,807,326	$ 869,164,065	$ —	$ —	$30,414,705	30,414,705	$ 61,697

PGIM Institutional Money Market Fund (1)(b)(wa)
180,826,184	780,601,667	908,422,909	7,927	(21,315)	52,991,554	53,028,674	51,920(2)

$207,597,628	$1,653,408,993	$1,777,586,974	$7,927	$(21,315)	$83,406,259		$113,617

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the tax year ended November 30, 2021, the adjustments were to decrease total distributable earnings and increase paid-in capital in excess of par by $111,320 due to the tax treatment of fund redemptions. Net investment income (loss), net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended November 30, 2021, the tax character of dividends paid by the Fund were $42,527,766 of ordinary income and $17,729,647 of long-term capital gains. For the year ended November 30, 2020, the tax character of dividends paid by the Fund were $49,812,731 of ordinary income and $133,274,956 of long-term capital gains.

As of November 30, 2021, the accumulated undistributed earnings on a tax basis were $26,146,839 of ordinary income and $389,691,008 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$2,269,239,431	$1,198,893,294	$(19,274,031)	$1,179,619,263

The difference between GAAP and tax basis were primarily attributable to deferred losses on wash sales and return of capital.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended November 30, 2021 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

PGIM Jennison Utility Fund     37

Notes to Financial Statements (continued)

The RIC is authorized to issue 2,000,000,000 shares of common stock, $0.01 par value per share, 1,085,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class A	500,000,000
Class B	10,000,000
Class C	75,000,000
Class R	75,000,000
Class Z	100,000,000
Class T	250,000,000
Class R6	75,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of November 30, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	94,385	0.1%
Class R	429,362	8.6%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	2	25.6%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2021:
Shares sold	3,097,365	$50,953,007
Shares issued in reinvestment of dividends and distributions	3,096,943	49,190,325
Shares purchased	(16,538,511)	(271,996,873)

Net increase (decrease) in shares outstanding before conversion	(10,344,203)	(171,853,541)
Shares issued upon conversion from other share class(es)	697,661	11,337,154
Shares purchased upon conversion into other share class(es)	(862,681)	(14,231,213)

Net increase (decrease) in shares outstanding	(10,509,223)	$(174,747,600)

Year ended November 30, 2020:
Shares sold	4,493,674	$68,526,927
Shares issued in reinvestment of dividends and distributions	10,135,893	150,883,846
Shares purchased	(19,982,162)	(301,045,226)

Net increase (decrease) in shares outstanding before conversion	(5,352,595)	(81,634,453)
Shares issued upon conversion from other share class(es)	1,619,009	23,599,397
Shares purchased upon conversion into other share class(es)	(957,737)	(14,568,655)

Net increase (decrease) in shares outstanding	(4,691,323)	$(72,603,711)

Class B
Period ended June 26, 2020*:
Shares sold	8,888	$139,439
Shares issued in reinvestment of dividends and distributions	43,590	661,016
Shares purchased	(80,957)	(1,182,066)

Net increase (decrease) in shares outstanding before conversion	(28,479)	(381,611)
Shares purchased upon conversion into other share class(es)	(1,100,824)	(15,663,305)

Net increase (decrease) in shares outstanding	(1,129,303)	$(16,044,916)

Class C
Year ended November 30, 2021:
Shares sold	591,018	$9,664,009
Shares issued in reinvestment of dividends and distributions	41,161	647,028
Shares purchased	(545,528)	(8,901,013)

Net increase (decrease) in shares outstanding before conversion	86,651	1,410,024
Shares purchased upon conversion into other share class(es)	(665,059)	(10,731,094)

Net increase (decrease) in shares outstanding	(578,408)	$(9,321,070)

Year ended November 30, 2020:
Shares sold	648,965	$9,896,816
Shares issued in reinvestment of dividends and distributions	200,120	3,007,412
Shares purchased	(876,130)	(12,791,047)

Net increase (decrease) in shares outstanding before conversion	(27,045)	113,181
Shares purchased upon conversion into other share class(es)	(462,208)	(6,994,840)

Net increase (decrease) in shares outstanding	(489,253)	$(6,881,659)

PGIM Jennison Utility Fund     39

Notes to Financial Statements (continued)

Class R	Shares	Amount
Year ended November 30, 2021:
Shares sold	472,730	$7,715,346
Shares issued in reinvestment of dividends and distributions	78,564	1,244,722
Shares purchased	(711,556)	(11,670,012)

Net increase (decrease) in shares outstanding	(160,262)	$(2,709,944)

Year ended November 30, 2020:
Shares sold	758,285	$11,521,370
Shares issued in reinvestment of dividends and distributions	302,423	4,519,934
Shares purchased	(1,597,983)	(23,542,713)

Net increase (decrease) in shares outstanding	(537,275)	$(7,501,409)

Class Z
Year ended November 30, 2021:
Shares sold	6,470,240	$104,987,628
Shares issued in reinvestment of dividends and distributions	387,169	6,167,721
Shares purchased	(5,988,622)	(97,988,596)

Net increase (decrease) in shares outstanding before conversion	868,787	13,166,753
Shares issued upon conversion from other share class(es)	888,008	14,697,821
Shares purchased upon conversion into other share class(es)	(3,497,586)	(58,415,097)

Net increase (decrease) in shares outstanding	(1,740,791)	$(30,550,523)

Year ended November 30, 2020:
Shares sold	8,111,009	$121,259,387
Shares issued in reinvestment of dividends and distributions	1,124,661	16,682,669
Shares purchased	(9,851,941)	(143,832,231)

Net increase (decrease) in shares outstanding before conversion	(616,271)	(5,890,175)
Shares issued upon conversion from other share class(es)	988,774	15,093,270
Shares purchased upon conversion into other share class(es)	(112,066)	(1,716,590)

Net increase (decrease) in shares outstanding	260,437	$7,486,505

Class R6
Year ended November 30, 2021:
Shares sold	689,731	$11,509,678
Shares issued in reinvestment of dividends and distributions	28,425	469,477
Shares purchased	(620,987)	(10,464,655)

Net increase (decrease) in shares outstanding before conversion	97,169	1,514,500
Shares issued upon conversion from other share class(es)	3,437,758	57,342,429

Net increase (decrease) in shares outstanding	3,534,927	$58,856,929

Year ended November 30, 2020:
Shares sold	239,632	$3,719,401
Shares issued in reinvestment of dividends and distributions	13,408	195,637
Shares purchased	(100,554)	(1,493,044)

Net increase (decrease) in shares outstanding before conversion	152,486	2,421,994
Shares issued upon conversion from other share class(es)	17,633	250,723

Net increase (decrease) in shares outstanding	170,119	$2,672,717

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended November 30, 2021.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of

PGIM Jennison Utility Fund     41

Notes to Financial Statements (continued)

foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Initial Public Offerings Risk: The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Investment Style Risk: There is the risk that the particular investment style followed by the Fund may be out of favor for a period of time.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

PGIM Jennison Utility Fund     43

Notes to Financial Statements (continued)

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Utility Sector Risk: The Fund is subject to risks of the utility industry, such as changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate and exchange rate fluctuations, liabilities for environmental damage and changes in the cost of providing specific utility services, due to its concentration in utility securities. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. When interest rates go up, the value of securities issued by utility companies historically has gone down. Although the average dividend yield of utility industry stocks has been higher than those of other companies, the total return of utility securities has historically underperformed those of industrial companies. In most countries and localities, the utility industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utility companies. In addition, utility companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies. As a sector fund, the Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance indexes.

10.	Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

PGIM Jennison Utility Fund     45

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Sector Funds, Inc. and Shareholders of PGIM Jennison Utility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Utility Fund (one of the funds constituting Prudential Sector Funds, Inc., referred to hereafter as the “Fund”) as of November 30, 2021, the related statement of operations for the year ended November 30, 2021, the statement of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the two years in the period ended November 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period ended November 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2019 and the financial highlights for each of the periods ended on or prior to November 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

January 14, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

46

Tax Information (unaudited)

We are advising you that during the fiscal year ended November 30, 2021, the Fund reports the maximum amount allowed per share, but not less than $0.08 for Class A, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2021, the Fund reports, in accordance under Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Utility Fund	93.09%	76.68%

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

PGIM Jennison Utility Fund	47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Utility Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Utility Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM Jennison Utility Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Utility Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Utility Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves

1 PGIM Jennison Utility Fund is a series of Prudential Sector Funds, Inc.

PGIM Jennison Utility Fund

Approval of Advisory Agreements (continued)

as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits

PGIM Jennison Utility Fund

Approval of Advisory Agreements (continued)

derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years

	1st Quartile	1st Quartile	1st Quartile	1st Quartile

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause annual fund operating expenses to exceed 0.52% for Class R6 shares through March 31, 2022.

Visit our website at pgim.com/investments

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Utility Fund

⬛ MAIL	⬛ TELEPHONE	⬛ WEBSITE

655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Dino Capasso, Chief Compliance Officer ● Jonathan Corbett, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Diana N. Huffman, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Utility Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON UTILITY FUND

SHARE CLASS	A	C	R	Z	R6

NASDAQ	PRUAX	PCUFX	JDURX	PRUZX	PRUQX

CUSIP	74441P858	74441P833	74441P825	74441P817	74441P726

MF105E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended November 30, 2021 and November 30, 2020, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $71,650 and $71,650 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended November 30, 2021 and November 30, 2020, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended November 30, 2020, fees of $6,354 were billed to the Registrant for services rendered by KPMG LLP (the Registrant’s prior principal accountant) in connection with the auditor transition.

(c) Tax Fees

For the fiscal years ended November 30, 2021 and November 30, 2020: none.

(d) All Other Fees

For the fiscal years ended November 30, 2021 and November 30, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed

$30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended November 30, 2021 and November 30, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended November 30, 2021 and November 30, 2020 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not

              applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a) (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Sector Funds, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	January 14, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 14, 2022

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	January 14, 2022